Prospectus
                                                           Investor A Shares and
                                                               Investor B Shares
                                                                  August 1, 1998
                                                              as supplemented on
                                                               November 16, 1998

This Prospectus describes three diversified investment portfolios, LIFEGOAL GROWTH PORTFOLIO, LIFEGOAL BALANCED GROWTH PORTFOLIO, and LIFEGOAL INCOME AND GROWTH PORTFOLIO (each a "LifeGoal Portfolio" and, collectively, the "LifeGoal Portfolios"), of Nations LifeGoal Funds, Inc. (the "Company"), an open-end management investment company in the Nations Funds Family. The LifeGoal Portfolios invest substantially all of their assets in certain other funds within the Nations Funds Family. These underlying funds are referred to in this Prospectus as "Nations Funds." This Prospectus describes two classes of shares of each LifeGoal Portfolio -- Investor A Shares and Investor B Shares.
This Prospectus sets forth concisely the information about each LifeGoal Portfolio that a prospective purchaser of Investor A Shares and Investor B Shares should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the LifeGoal Portfolios is contained in a separate Statement of Additional Information (the "SAI") that has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request without charge by writing or calling the Nations Funds Family at its address or telephone number shown below. The SAI for the LifeGoal Portfolios, dated August 1, 1998, is incorporated by reference in its entirety into this Prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference in this Prospectus and other information regarding registrants that file electronically with the SEC. NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to each of the LifeGoal Portfolios. TradeStreet Investment Associates, Inc. ("TradeStreet") is the investment sub-adviser to the LifeGoal Portfolios. As used in this Prospectus, the term "Adviser" refers to NBAI, TradeStreet/Gartmore Global Partners, Brandes Investment Partners, L.P. and/or Marisco Capital Management, LLC as the context may require, see "How The LifeGoal Portfolios Are Managed."

SHARES OF THE NATIONS FUNDS FAMILY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, NATIONSBANK, N.A. ("NATIONSBANK") OR BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION OR ANY OF THEIR AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE LIFEGOAL PORTFOLIOS INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NATIONSBANK AND CERTAIN OF ITS AFFILIATES PROVIDE SERVICES TO THE NATIONS FUNDS FAMILY, FOR WHICH THEY ARE COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH NATIONSBANK, IS THE SPONSOR AND ADMINISTRATOR AND SERVES AS THE DISTRIBUTOR FOR THE LIFEGOAL PORTFOLIOS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

LIFEGOAL PORTFOLIOS:
LifeGoal Growth Portfolio
LifeGoal Balanced Growth Portfolio
LifeGoal Income and Growth Portfolio

For Portfolio
information call:
1-800-321-7854


Nations Funds
c/o Stephens Inc.
One NationsBank Plaza
33rd Floor
Charlotte, NC 28255


[NATIONS FUNDS LOGO APPEARS HERE]



NF-98664-11/98

                                                              Table Of Contents

About The                 Prospectus Summary                                  3
LifeGoal                  -----------------------------------------------------
Portfolios                Expenses Summary                                    4
                          -----------------------------------------------------
                          Objectives                                          7
                          -----------------------------------------------------
                          How Objectives Are Pursued                          8
                          -----------------------------------------------------
                          Description Of Underlying Nations Funds
                           -- Investment Objectives, Policies And Practices  11
                          -----------------------------------------------------
                          How Performance Is Shown                           18
                          -----------------------------------------------------
                          How The LifeGoal Portfolios Are Managed            20
                          -----------------------------------------------------
                          Organization And History                           24
                          -----------------------------------------------------


About Your                How To Buy Shares                                  25
Investment                -----------------------------------------------------
                          Investor A Shares -- Charges and Features          27
                          -----------------------------------------------------
                          Investor B Shares -- Charges and Features          31
                          -----------------------------------------------------
                          How To Redeem Shares                               33
                          -----------------------------------------------------
                          How To Exchange Shares                             34
                          -----------------------------------------------------
                          Shareholder Servicing and Distribution Plans       36
                          -----------------------------------------------------
                          How The LifeGoal Portfolios Value Their Shares     38
                          -----------------------------------------------------
                          How Dividends And Distributions Are Made;
                          Tax Information                                    38
                          -----------------------------------------------------
                          Financial Highlights                               40
                          -----------------------------------------------------

                          NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION
                          OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS
                          PROSPECTUS, OR IN THE LIFEGOAL PORTFOLIOS' SAI
                          INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH
                          THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR
                          MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE
                          RELIED UPON AS HAVING BEEN AUTHORIZED BY THE LIFEGOAL
                          PORTFOLIOS OR THE DISTRIBUTOR. THIS PROSPECTUS DOES
                          NOT CONSTITUTE AN OFFERING BY LIFEGOAL PORTFOLIOS OR
                          BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH
2                         OFFERING MAY NOT LAWFULLY BE MADE.

About The LifeGoal Portfolios


Prospectus Summary

o TYPE OF COMPANY: Open-end management investment company.

o INVESTMENT OBJECTIVES AND POLICIES:

  o LifeGoal Growth Portfolio's investment objective is to seek capital appreciation through exposure to a variety of equity market segments.

  o LifeGoal Balanced Growth Portfolio's investment objective is to seek total return through a balanced portfolio of equity and fixed income securities.

  o LifeGoal Income and Growth Portfolio's investment objective is to seek current income and modest growth to protect against inflation and to preserve purchasing power.

  The LifeGoal Portfolios are designed for long-term investors seeking the benefits of asset allocation and diversification. Unlike traditional mutual funds, which invest directly in individual securities, the LifeGoal Portfolios pursue their investment objectives by allocating their assets among various Nations Funds.

o INVESTMENT ADVISER: NationsBanc Advisors, Inc. serves as the investment adviser to the LifeGoal Portfolios. NBAI provides investment management services to more than 60 other funds in the Nations Funds Family. TradeStreet Investment Associates, Inc., an affiliate of NBAI, provides investment sub-advisory services to the LifeGoal Portfolios. For more information about the investment adviser and investment sub-adviser to the LifeGoal Portfolios, see "How The LifeGoal Portfolios Are Managed".

o DIVIDENDS AND DISTRIBUTIONS: Each LifeGoal Portfolio declares and pays dividends from net investment income quarterly. Each LifeGoal Portfolio's net realized capital gains, including net short-term capital gains, are distributed at least annually.

o RISK FACTORS: Although NBAI, together with TradeStreet, seek to achieve the investment objective of each LifeGoal Portfolio, there is no assurance that they will be able to do so. Investments in a LifeGoal Portfolio are not insured against loss of principal. Investments by a LifeGoal Portfolio in shares of a Nations Fund that holds stocks are subject to stock market risk, which is the risk that the value of the stocks held by Nations Funds may decline over short or even extended periods. In addition, certain of the Nations Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity. Investments by a LifeGoal Portfolio in shares of a Nations Fund that holds debt securities are subject to interest rate risk, which is the risk that the value of the debt securities, including U.S. Government Obligations (as defined below), held by Nations Funds may be adversely affected by changes in market interest rates. The value of Nations Funds' investments in debt securities will tend to decrease when interest rates rise and increase when interest rates fall. In addition, debt securities which are not issued or guaranteed by the U. S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due. Certain of the Nations Funds may invest portions, and in some cases substantially all, of their assets in foreign securities. Foreign securities present unique investment risks, including risks associated with currency fluctuations, markets that tend to be less developed and more volatile than U.S. markets and markets that are characterized by less governmental supervision and lower disclosure standards. Certain of Nations Funds' investments may constitute derivative securities. Certain types of derivative securities can, under particular circumstances, significantly increase an investor's exposure to market and other risks. For a discussion of these and other factors, see "How Objectives Are Pursued -- General Characteristics and Risk Factors of the Major Asset Classes" and
  "Description of Underlying Nations Funds --  Principal Risk Considerations."


o MINIMUM PURCHASE: $1,000 minimum initial investment per record holder except that the minimum initial investment is: $500 for Individual Retirement Account ("IRA") investors; $250 for non-working spousal IRAs or accounts established with certain fee-based investment advisers or financial planners, including wrap fee accounts and other managed agency/asset allocation accounts; and $100 for investors participating on a monthly basis in the Systematic Investment Plan. There is no minimum investment amount for investments by certain 401(k) and employee pension plans or salary reduction. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan. See "How To Buy Shares."

Expenses Summary

Expenses are one of several factors to consider when investing in a LifeGoal Portfolio. The following tables summarize estimated shareholder transaction and operating expenses as a percentage of net assets for Investor A Shares and Investor B Shares of each LifeGoal Portfolio. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each LifeGoal Portfolio over specified periods.


LIFEGOAL PORTFOLIOS INVESTOR A SHARES



                                                                                          LifeGoal     LifeGoal
                                                                              LifeGoal    Balanced    Income and
                                                                              Growth       Growth       Growth
Shareholder Transaction Expenses                                             Portfolio    Portfolio   Portfolio
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)    5.75%       5.75%         5.75%
Maximum Deferred Sales Load (as a percentage of the lower of the original
 purchase price or redemption proceeds)(1)                                     1.00%       1.00%         1.00%
Redemption Fees Payable to the LifeGoal Porolios                               None(2)     None(2)       None(2)
Annual Portfolio Operating Expenses
(as a percentage of average net assets)
Management Fees                                                                 .25%        .25%          .25%
Rule 12b-1 fees (including shareholder servicing fees)                          .25%        .25%          .25%
Other Expenses (After Expense Reimbursements)                                   .00%        .00%          .00%
Total Operating Expenses (After Expense Reimbursements)                         .50%        .50%          .50%

(1) Certain Investor A Shares that are purchased at net asset value are subject to a Deferred Sales Charge if redeemed within two years of purchase. See "Sales Charges."
(2) There is a 1% redemption fee retained by the LifeGoal Portfolio or Portfolios which is imposed only on certain redemptions by investors investing $1 million or more ("Substantial Investors") in Investor A Shares held less than 18 months and purchased between July 31, 1997 and November 15, 1998. See "How To Redeem Shares -- Redemption Fee."

                     LIFEGOAL PORTFOLIOS INVESTOR B SHARES


                                                                                      LifeGoal    LifeGoal
                                                                          LifeGoal    Balanced   Income and
                                                                           Growth      Growth      Growth
Shareholder Transaction Expenses                                         Portfolio   Portfolio   Portfolio
Sales Load Imposed on Purchases                                             None        None        None
Maximum Deferred Sales Load (as a percentage of the lower of the original
 purchase price or redemption proceeds)(1)                                  5.00%      5.00%        5.00%
Annual Portfolio Operating Expenses
(as a percentage of average net assets)
Management Fees                                                              .25%       .25%         .25%
Rule 12b-1 Fees                                                              .75%       .75%         .75%
Shareholder Servicing Fees                                                   .25%       .25%         .25%
Other Expenses                                                               .00%       .00%         .00%
Total Operating Expenses                                                    1.25%      1.25%        1.25%

(1) Investor B Shares purchased after July 31, 1997 are subject to the Deferred Sales Charge as set forth in the applicable schedule. The Maximum Deferred Sales Charge is 5.00% in the first year after purchase, declining to 1.00% in the sixth year after purchase and eliminated thereafter. For the applicable Deferred Sales Charge schedule see "How To Redeem Shares -- Contingent Deferred Sales Charge."


Examples: You would pay the following expenses on a $1,000 investment in Investor A Shares of the indicated LifeGoal Portfolio, assuming indirect expenses (the LifeGoal Portfolios' share of the expenses incurred by the underlying Nations Funds) at the midpoint of the after waiver ranges shown below and further assuming: (1) a 5% annual return and (2) redemption at the end of each time period.



                         LifeGoal    LifeGoal
             LifeGoal    Balanced   Income and
              Growth      Growth      Growth
            Portfolio   Portfolio   Portfolio
1 Year         $ 71        $ 70        $ 69
3 Years        $ 99        $ 97        $ 93
5 Years        $129        $125        $119
10 Years       $215        $206        $194

You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated LifeGoal Portfolio, assuming indirect expenses (the LifeGoal Portfolios' share of the expenses incurred by the underlying Nations Funds) at the midpoint of the after waiver ranges shown below, and further assuming: (1) a 5% annual return and (2) redemption at the end of each time period.



                         LifeGoal    LifeGoal
             LifeGoal    Balanced   Income and
              Growth      Growth      Growth
            Portfolio   Portfolio   Portfolio
1 Year         $ 72        $ 71        $ 70
3 Years        $ 97        $ 95        $ 91
5 Years        $135        $131        $125
10 Years       $228        $219        $207

You would pay the following expenses on a $1,000 investment in Investor B Shares of the indicated LifeGoal Portfolio, assuming indirect expenses (the LifeGoal Portfolios' share of the expenses incurred by the underlying Nations Funds) at the midpoint of the after waiver ranges shown below and further assuming: a 5% annual return but no redemption.



                         LifeGoal    LifeGoal
             LifeGoal    Balanced   Income and
              Growth      Growth      Growth
            Portfolio   Portfolio   Portfolio
1 Year         $ 22        $ 21        $ 20
3 Years        $ 67        $ 65        $ 61
5 Years        $115        $111        $105
10 Years       $228        $219        $207

The purpose of the foregoing tables is to assist an investor in understanding the various shareholder transaction and operating expenses that an investor in Investor A and Investor B Shares of a LifeGoal Portfolio can expect. The figures in the above tables show the basis on which payments will be made, except that Other Expenses are estimated for the LifeGoal Portfolios' current fiscal year and the Examples include indirect expenses for the underlying Nations Funds' most recent fiscal year (or estimates thereof for new funds). Long-term shareholders of the Funds could pay more in sales charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. For more complete descriptions of the LifeGoal Portfolios' operating expenses, see "How The LifeGoal Portfolios Are Managed." For a more complete description of the Rule 12b-1 and shareholder servicing fees payable by the LifeGoal Portfolios, see "Shareholder Servicing And Distribution Plans."

THE FOREGOING SHOULD NOT BE CONSIDERED TO BE AN ACTUAL REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RATES OF RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN.

LifeGoal Portfolios' Indirect Expenses

Based on the annualized expense ratios for Primary A Shares of each of the selected underlying Nations Fund's investments for its fiscal period ended March 31, 1998 and the expected percentage investment ranges in the underlying Nations Funds, the range of the weighted average indirect expense ratio for each LifeGoal Portfolio is as follows:



                                                                (before fee
                                         (after fee waivers   waivers and/or
                                           and/or expense         expense
                                          reimbursements)     reimbursements)
LifeGoal Growth Portfolio                 .56% to 1.22%       .88% to 1.37%
LifeGoal Balanced Growth Portfolio        .61% to 1.00%       .87% to 1.15%
LifeGoal Income and Growth Portfolio       .49% to .89%       .74% to 1.10%

The indirect expense ratios fluctuate within these ranges depending upon how assets are allocated among the Nations Funds. The LifeGoal Portfolios will be invested in the Primary A Shares of the underlying Nations Funds and, under normal market conditions, will be allocated among the various fund categories in the percentages shown below. Under extraordinary circumstances, a LifeGoal Portfolio's investment in one or more Nations Funds might exceed these ranges. For temporary defensive purposes, any LifeGoal Portfolio may invest up to 100% of its assets in Nations Prime Fund, a money market fund.

Objectives

o LIFEGOAL GROWTH PORTFOLIO -- LifeGoal Growth Portfolio's investment objective is to seek capital appreciation through exposure to a variety of equity market segments.



FUND CATEGORY                                    RANGE                 FUNDS
Large-Capitalization Domestic Equity Funds       40-75%   Nations Capital Growth Fund
                                                          Nations Disciplined Equity Fund
                                                          Nations Equity Income Fund
                                                          Nations Managed Index Fund
                                                          Nations Marsico Focused Equities Fund
                                                          Nations Marsico Growth & Income Fund
                                                          Nations Value Fund
Small/Mid-Capitalization Domestic Equity Funds   15-35%   Nations Emerging Growth Fund
                                                          Nations Managed SmallCap Index Fund
                                                          Nations Small Company Growth Fund
Core International Equity Funds                  10-20%   Nations International Equity Fund
                                                          Nations International Value Fund
Non-Core International Equity Funds               0-10%   Nations Emerging Markets Fund
                                                          Nations Pacific Growth Fund

o LIFEGOAL BALANCED GROWTH PORTFOLIO -- LifeGoal Balanced Growth Portfolio's investment objective is to seek total return through a balanced portfolio of equity and fixed income securities.

FUND CATEGORY                                    RANGE                 FUNDS
Large-Capitalization Domestic Equity Funds       20-40%   Nations Capital Growth Fund
                                                          Nations Disciplined Equity Fund
                                                          Nations Equity Income Fund
                                                          Nations Managed Index Fund
                                                          Nations Marsico Focused Equities Fund
                                                          Nations Marsico Growth & Income Fund
                                                          Nations Value Fund
Small/Mid-Capitalization Domestic Equity Funds   10-20%   Nations Emerging Growth Fund
                                                          Nations Managed SmallCap Index Fund
                                                          Nations Small Company Growth Fund
Core International Equity Funds                   5-15%   Nations International Equity Fund
                                                          Nations International Value Fund
Core Bond Funds                                  40-60%   Nations Diversified Income Fund
                                                          Nations Strategic Fixed Income Fund

o LIFEGOAL INCOME AND GROWTH PORTFOLIO -- LifeGoal Income and Growth Portfolio's investment objective is to seek current income and modest growth to protect against inflation and to preserve purchasing power.



FUND CATEGORY                                      RANGE                 FUNDS
Large-Capitalization Domestic Equity Funds         10-30%   Nations Capital Growth Fund
                                                            Nations Disciplined Equity Fund
                                                            Nations Equity Income Fund
                                                            Nations Managed Index Fund
                                                            Nations Marsico Focused Equities Fund
                                                            Nations Marsico Growth & Income Fund
                                                            Nations Value Fund
Small/Mid-Capitalization Domestic Equity Funds      0-10%   Nations Small Company Growth Fund
Core International Equity Funds                     0-10%   Nations International Equity Fund
                                                            Nations International Value Fund
Short Duration Bond Funds                          50-90%   Nations Short-Term Income Fund
                                                            Nations Short-Intermediate Government
                                                             Fund
Money Market Funds                                  0-20%   Nations Prime Fund



The LifeGoal Portfolios are intended primarily for long-term investors. The LifeGoal Portfolios are structured as "funds of funds" that allocate substantially all of their assets to investments in Primary A Shares of various Nations Funds. The performance of the LifeGoal Portfolios will, therefore, correspond to the performance of the various underlying Nations Funds. Additional information about the underlying Nations Funds, including their investment objectives, investment policies and practices, is set forth below under "Descriptions of Under-lying Nations Funds -- Investment Objectives, Policies and Practices." The Adviser allocates and reallocates each LifeGoal Portfolio's assets among the underlying Nations Funds identified above, and potentially other Nations Funds, based on the percentage ranges shown above for the various fund categories. As discussed below under "The Asset Allocation Process," a LifeGoal Portfolio's actual investment allocation may deviate from the percentage ranges shown above, over the short or long term.


How Objectives Are Pursued

Benefits of Asset Allocation

For most investors, choosing the mix of asset classes is the most important investment decision they can make. Asset allocation is the single greatest determinant of an investor's return and risk. It is the process of developing a diversified portfolio by mixing different asset classes (I.E., international stocks, domestic stocks and bonds) in varying portions to gain exposure to the different return and risk characteristics of each asset class. Asset classes and market segments (large, mid and small capitalization stocks) tend to react in different ways to changes in economic conditions. Therefore, an investment approach that combines various market segments and asset classes may reduce overall portfolio volatility.

The assets of each LifeGoal Portfolio are allocated among various asset classes through their investment in different fund categories. Each LifeGoal Portfolio has its own asset allocation strategy which gives it a distinctive risk profile and offers different return potential. Investors should select the LifeGoal Portfolio (or Portfolios) which best matches their investment goals, risk tolerance and investment horizon.

In general, the greater the LifeGoal Portfolio's percentage allocation to equity funds, the greater the potential return and risk of share price decline. Because of equity funds' greater risks, investors in the LifeGoal Portfolios that have a higher allocation to equity funds should have a longer investment horizon. In general, the greater the LifeGoal Portfolio's percentage allocation to bond funds, the greater the potential price stability; however, returns may be lower.

Investment performance will vary based on many factors, including market conditions and the composition of a LifeGoal Portfolio's portfolio. Investment performance also often reflects the risks associated with a LifeGoal Portfolio's investment objective and policies. These factors should be considered when comparing a LifeGoal Portfolio's investment results to those of other mutual funds and to market indexes.

Although the Adviser will seek to achieve the investment objective of each LifeGoal Portfolio, there is no assurance that it will be able to do so. No single LifeGoal Portfolio should be considered, by itself, to provide a complete investment program for any investor. The net asset value of the shares of a LifeGoal Portfolio fluctuates based on fluctuations in the values of the underlying Nations Funds' shares, which, in turn, fluctuate based on market conditions and other factors. Therefore, investors should not rely upon LifeGoal Portfolios for short-term financial needs. The LifeGoal Portfolios are not intended to provide a vehicle for participating in short-term swings in the stock market, and their shares are not insured against loss of principal.


The Asset Allocation Process

Subject to the general supervision of the Company's Board of Directors, the Adviser is responsible for allocating and reallocating each LifeGoal Portfolio's assets among the Nations Funds in which it invests, and for rebalancing such portfolio allocations. In this context, allocation is the process of setting or changing the weightings of the different fund categories and Nations Funds within a particular LifeGoal Portfolio's portfolio. The "weightings" of the different fund categories and Nations Funds within a particular LifeGoal Fund's portfolio are the percentage targets that the Adviser sets for investment in a particular fund category or Nations Fund. All fund category weightings will be within the overall percentage ranges shown above. Rebalancing is the process of bringing portfolio allocations back into alignment with the applicable weightings. A LifeGoal Portfolio's investments are continuously monitored and are reallocated as often as the Adviser deems appropriate. In addition, portfolio allocations and performance are reviewed at least monthly for rebalancing at the discretion of the Adviser.


Although the Adviser may rebalance each LifeGoal Portfolio's holdings quarterly, it expects to rebalance less often. Thus, at any time, it is possible that the percentage of a particular LifeGoal Portfolio's assets actually invested in a particular Nations Fund or fund category will not correspond precisely with the applicable weightings. Also, depending on the frequency of rebalancings, the extent of any such deviation could continue for some time.


The Adviser has adopted certain policies designed to reduce the extent and duration of such deviations. For example, if any fund category percentage ranges are exceeded, the Adviser will allocate new investment dollars to the other fund categories. Likewise, the Adviser will allocate new investment dollars to fund categories whose minimum percentages have not been met. Redemption requests, however, will generally be met by redeeming shares of underlying Nations Funds according to the applicable weightings.


Determining the asset allocation applicable to each LifeGoal Portfolio is a two step process. The first step is determining the broad asset classes for each LifeGoal Portfolio -- large and small capitalization domestic stocks, foreign stocks, bonds and money market securities. In making this determination, the Adviser will consult the relevant historical data for the returns of each asset class in various economic scenarios. Those returns will be reviewed in the context of the Adviser's outlook for the economy and markets and adjusted for reasonableness. The second step in the process is to determine the particular Nations Funds in which each LifeGoal Portfolio will invest. The Adviser looks at historic returns and valuations to determine which Nations Funds are most appropriate. Determining how the individual Nations Funds may interact with one another within a portfolio is a critical part of this second step.

Although it is expected that the LifeGoal Portfolios will invest in the Nations Funds identified in "Description of Underlying Nations Funds," the Adviser has the discretion to change the particular Nations Funds used as underlying investments for the LifeGoal Portfolios. Among other things, the Adviser may substitute or include other funds from the Nations Funds Family, including any funds introduced subsequent to the date of this Prospectus, as permissible investments for the LifeGoal Portfolios.


General Characteristics and Risk Factors of the Major Asset Classes


The underlying Nations Funds invest primarily in various stocks, bonds and money market securities. This section provides a brief summary of the general characteristics and overall risk factors associated with these asset classes. Additional information is provided under "Description of Underlying Nations Funds" below and in the prospectuses of the underlying Nations Funds.

Common stocks represent ownership in a company. Stock prices move with changes in a company's current earnings and its prospects for the future, and with overall stock market conditions. Stocks offer the potential for price appreciation and rising dividends. While smaller companies usually reinvest their earnings back into the company and therefore pay minimal, if any, dividends, they offer the possibility of greater appreciation.

Historically, stocks have provided higher returns than bonds or money market securities. Therefore, they have also provided the greatest protection against inflation and the resulting erosion of purchasing power. However, the additional return has been accompanied by additional volatility. Equity investors should have a long-term investment horizon and be willing to accept the inevitable periods of market declines.

Bonds are a contract. The issuer has an obligation to pay a specified rate of interest (which may be fixed or variable) at specified times and to repay the bond's principal value upon maturity. Bonds are subject to credit risk and to interest rate risk. Credit risk refers to the possibility that a bond's price may fall due to a credit downgrade or a principal or interest payment default. Interest rate risk refers to a bond's price movement in response to changes in market interest rates. As a general rule, when market interest rates rise, bond prices fall. Typically, the longer the maturity of a bond, the greater the potential price fluctuation.


Money market securities are short-term debt obligations issued primarily by the U.S. Government, government agencies or corporations. High quality money market securities are very low risk investments; their low risk, however, is accompanied by lower potential returns relative to other investments.

Investment Company Securities: Each of the LifeGoal Portfolios intends, as a fundamental policy, to concentrate investments by investing 25% or more of its total assets in the mutual fund industry.


Although some of the Nations Funds in which the LifeGoal Portfolios invest do not necessarily share the same investment objective as the investing LifeGoal Portfolio, those Nations Funds will be selected by the Adviser based on the asset allocation process described above.


Although each LifeGoal Portfolio intends to invest substantially all of its assets in some or all of the underlying Nations Funds, each LifeGoal Portfolio reserves the right to invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, repurchase agreements, and money market instruments with respect to any assets not so invested in Nations Funds. It is not expected that any LifeGoal Portfolio will invest more than 5% of its assets in any of these direct investments.

Investment Limitations: Each LifeGoal Portfolio is subject to a number of investment limitations, which are described in the SAI. Among other things, the LifeGoal Portfolios' fundamental policies permit them to borrow money from banks for temporary or emergency purposes, subject to percentage and other limitations, and to enter into forward purchase commitments and issue multiple classes of shares. The investment objective, policies and limitations of each LifeGoal Portfolio, unless otherwise specified, may be changed without a vote of the LifeGoal Portfolio's shareholders. If the investment objective, policies or limitations of a LifeGoal Portfolio change, shareholders should consider whether the LifeGoal Portfolio remains an appropriate investment in light of their current position and needs.

The Nations Funds also have adopted certain investment restrictions which may be more or less restrictive than those applicable to the LifeGoal Portfolios, thereby allowing a LifeGoal Portfolio to participate in certain investment strategies indirectly that are prohibited under the investment restrictions described in the LifeGoal Portfolios' SAI. The investment restrictions of the underlying Nations Funds are set forth in their respective prospectuses and statements of additional information.

Portfolio Turnover: Generally, LifeGoal Portfolio will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. The LifeGoal Portfolios' portfolio turnover rates are not expected to exceed 50% annually.

Description of Underlying Nations Funds --
Investment Objectives, Policies and Practices

The LifeGoal Portfolios seek to achieve their investment objectives by investing in certain Nations Funds (each, a "Fund"). The following section provides summaries of the Nations Funds' investment objectives, policies and practices. These summaries are intended to help investors understand some of the more significant aspects of the underlying Nations Funds, but are not intended to be comprehensive disclosures of all policies, practices and risks associated with investments by the LifeGoal Portfolios in the Nations Funds. To receive a prospectus for any underlying Nations Fund, which contains more complete information, please call Nations Funds at 1-800 321-7854.


Equity Funds

Nations Capital Growth Fund: The Fund's investment objective is to seek growth of capital by investing in companies that are believed to have superior earnings growth potential. The Fund invests in larger capitalization, high-quality companies which possess above-average earnings growth potential. While the Fund's investments will generally be made in companies which share some of the following characteristics:


o above-average earnings growth relative to Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index")1;

o established operating histories, strong balance sheets and favorable financial characteristics; and

o   above-average return on equity relative to the S&P 500 Index,


the Fund has a flexible charter which allows it to take advantage of other opportunities. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. In addition to common stocks, the Fund may also invest in preferred stocks, securities convertible into common stocks and other types of securities having common stock characteristics such as rights and warrants. The Fund may invest a portion of its total assets in foreign securities.

Nations Disciplined Equity Fund: The Fund's investment objective is to seek growth of capital by investing in companies that are expected to produce significant increases in earnings per share. In selecting stocks for the Fund, the Adviser utilizes quantitative analysis and optimization tools. This approach seeks to identify companies with improving profit potential through analysis of earnings forecasts issued by investment banks, broker/ dealers and other investment professionals. The Adviser believes that companies experiencing such earnings trends have the potential to generate significant increases in per share earnings. The Adviser also believes that companies with increasing earnings should experience positive trends in their stock price. Under normal market conditions, the Fund

---------------------
(1) "Standard & Poor's" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc.

invests at least 65% of its total assets in common stocks of domestic issuers. The Fund also may invest in preferred stocks, securities convertible into common stock, warrants and rights to purchase common stock, options, U.S. Government and corporate debt securities, and foreign securities.

Nations Emerging Growth Fund: The Fund's investment objective is to seek capital appreciation by investing in emerging growth companies that are believed to have superior long-term earnings growth prospects. The Fund invests primarily in emerging growth companies with revenues between $50 million and $1.5 billion and a debt ratio of less than 50% of capitalization. The Fund focuses on companies with above-average earnings growth rates and profit margins, yet the portfolio may also include positions in special situation companies whose growth is expected to accelerate. In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. Under normal market conditions, the Fund invests at least 65% of its total assets in common stocks. The Fund also may invest in securities convertible into common stocks and may invest a portion of its assets in foreign securities. The volatility of emerging growth stocks is greater than that of larger companies. Accordingly, while they may have greater potential for gains, they also carry greater downside risk.

Nations Equity Income Fund: The Fund's investment objective is to seek current income and growth of capital by investing primarily in companies with above-average dividend yields. The investment program of the Fund is based on several premises. First, dividends are normally a more stable and predictable source of return than capital appreciation. Second, diversifying equity holdings in a manner that includes every major economic sector contributes to reduced volatility, without a commensurate reduction in expected investment return. Finally, investing in dividend paying stocks in all the economic sectors can provide greater income than provided by the stocks in the S&P 500 Index with less volatility. Collectively, these traits may be combined in such a fashion as to produce returns in excess of the market, as measured by the S&P 500 Index, on a comparable risk basis.

Under normal circumstances, the Fund will invest at least 65% of its assets in income-producing common stocks, including securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock), whose prospects for dividend growth and capital appreciation are considered favorable by the Adviser. The Fund also may invest its assets in fixed-income securities (corporate and government bonds of various maturities), preferred stocks and warrants and other debt securities, including up to 5% of its assets in debt securities that are rated below investment grade (e.g. rated "BB" by S&P) or if not rated, are of equivalent investment quality as determined by the Adviser. The Fund may invest a portion of its total assets in foreign securities.

Nations Managed Index Fund: The Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds the total return of the S&P 500 Index. The Fund will invest in selected equity securities that are included in the S&P 500 Index. The S&P 500 Index is a market capitalization weighted index consisting of 500 common stocks chosen for market size, liquidity and industry group representation.


Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 500 Index while minimizing the downside risk of underperforming the index over time. The Adviser ranks the attractiveness of each security in the S&P 500 Index according to a multifactor valuation model. The Adviser then screens out the lower ranked stocks resulting in a portfolio of 300 to 400 holdings that capture the investment characteristics of the S&P 500 Index. Under normal conditions, the Adviser will attempt to invest as much of the Fund's assets as is practical, and, in any event, at least 80% of its total assets, in common stocks which are included in the S&P 500 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests.

Nations Managed SmallCap Index Fund: The Fund's investment objective is to seek, over the long-term, to provide a total return that (gross of fees and expenses) exceeds that of Standard & Poor's SmallCap 600 Index (the "S&P 600 Index").2 The Fund will invest in selected equity securities that are included in the S&P 600 Index. The S&P 600 Index is a market capitalization weighted index consisting of 600 domestic stocks which captures the economic and industry characteristics of small stock performance.

Unlike traditional index funds, the Fund has a "managed" overlay. The Adviser believes that a managed equity index portfolio can provide investors with positive incremental performance relative to the S&P 600 Index while minimizing the downside risk of underperforming the index over time. From the initial S&P 600 Index stock universe, the Adviser ranks the attractiveness of each security according to a multifactor valuation model. The Adviser then screens out the lower ranked stocks resulting in a portfolio of approximately 400 to 500 holdings that capture the investment characteristics of the S&P 600 Index. Under normal conditions, substantially all of the Fund's assets, and, in any event at least 80% of its total assets, will be invested in common stocks which are included in the S&P 600 Index. The Fund is expected, however, to maintain a position in high-quality short-term debt securities and money market instruments to meet redemption requests.

Nations Marsico Focused Equities Fund: The Fund's investment objective is to seek long-term growth of capital. The Fund is a non-diversified fund that pursues its objective by normally investing in a core position of 20-30 common stocks. In choosing stocks, the Adviser attempts to identify individual companies with earnings growth potential that may not be recognized by the market at large. In seeking such opportunities, the Adviser looks for a combination of four factors: change (products, markets and technologies that are in flux), franchise (brand franchises that can be leveraged), global reach (companies that consider world markets rather than local markets) and themes (companies that are moving with, not against, major social, economic and cultural shifts). Once an opportunity is identified, it is subject to a disciplined analytical process that takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment, the global competitive landscape, and such microeconomic factors as company fundamentals, market franchise and company management.

Under normal circumstances the Fund invests at least 65% of its assets in large capitalization common stocks selected for their growth potential. The Fund also may invest to a lesser degree, in other types of securities such as preferred stocks, warrants, convertible securities and debt securities.


Nations Marsico Growth & Income Fund:
The Fund's investment objective is to seek long-term growth of capital with a limited emphasis on income. The Fund will typically invest in large capitalization stocks. The Fund may invest in any combination of common stock, preferred stocks, warrants, convertible securities and debt securities. In building the portfolio, the Adviser seeks to identify individual companies with earnings growth potential net recognized by the market at large. In seeking such opportunities, the Adviser looks for a combination of four factors: change (products, markets and technologies that are in flux), franchise (brand franchise that can be leveraged), global reach (companies that consider world markets rather than local markets) and themes (companies that are moving with, not against, major social, economic and cultural shifts). Once an opportunity is identified, it is subject to a disciplined analytical process that takes into consideration macroeconomic factors such as interest rates, inflation, the regulatory environment, the global competitive landscape, and company fundamentals, such as market franchise and company management.

Under normal circumstances, the Fund invests up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities with income potential. However, in adverse market conditions, the Fund may reduce the growth component of its portfolio to 25% of its total assets. Additionally, the Adviser may shift the Fund's assets between the growth and income components based on relevant market, financial and economic conditions.

Nations Small Company Growth Fund:

The Fund's investment objective is to seek long-term capital growth by investing capital primarily in equity securities. In pursuing its invest-

---------------------
2 "Standard & Poor's" and "Standard & Poor's SmallCap 600" are trademarks of
   The McGraw-Hill Companies, Inc.

ment objective, under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of companies with a market capitalization of $1 billion or less. The investment philosophy of Nations Small Company Growth Fund is based on the premise that stock prices are driven by earnings growth and that superior stock market returns occur when a company experiences rapid and accelerating earnings growth due to improving fundamentals.


In managing the Fund, the Adviser applies a disciplined process with rigorous fundamental analysis providing the basis for stock selection. Its methodology combines fundamental, valuation and momentum-based disciplines in portfolio construction. Overall, the Fund's strategy is to own those investments offering both attractive fundamental valuation and relatively good prospects for earnings improvement. Typically, two types of companies are candidates for purchase: (i) mature companies which may have fallen from a larger market value due to business difficulties, but which now exhibit improving prospects; and
(ii) smaller or younger companies which are experiencing strong trends in earnings growth, but remain reasonably valued and therefore offer premium growth at a discount in comparison to other companies.

Nations Value Fund: The Fund's investment objective is to seek growth of capital by investing in companies believed to be undervalued. The Fund invests in high quality, large capitalization stocks which are believed to be undervalued relative to the overall stock market or other stocks within the same industry. The principal factor considered by the Adviser in making this determination is the ratio of a stock's price to earnings. The Adviser believes that companies with lower price to earnings ratios are more likely to provide better opportunities for capital appreciation. This "value" approach generally produces a dividend yield greater than the market average. Through a combination of the "value" approach and broad diversification among economic sectors and industries, the Fund pursues above-average returns while seeking to avoid above-average risk.


Under normal market conditions, at least 65% of the Fund's total assets are invested in domestic stocks. The Fund may invest a portion of its assets in foreign securities as well as securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") and investment grade debt securities of domestic companies.


International Funds

Nations Emerging Markets Fund: The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in emerging market countries such as those in Latin America, Eastern Europe, the Pacific Basin, the Far East, Africa and India. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies in emerging markets. The Fund also may invest in other types of instruments, including debt securities. The Fund intends to invest in at least three different countries, although it may, from time to time, invest all of its assets in a single country. In such cases, events occurring in such country are more likely to affect the Fund's investments.

Nations International Equity Fund: The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other areas, including developing countries. The Fund invests in both established and developing markets around the world. While emphasizing established markets, the Fund typically has some exposure to the more rapidly growing markets of the Pacific Basin, Latin America and Eastern Europe.

Under normal market conditions, the Fund will invest at least 65% of its assets in common stocks of non-United States companies and may invest up to 35% of its assets in any other type of security, including convertible securities, preferred stocks, and various debt securities. Under normal circumstances, the Fund invests in at least three different countries. Under unusual circumstances, however, the Fund may invest all of its assets in one or two countries. In such cases, events occurring in those countries are more likely to affect the Fund's investments.

Nations International Value Fund: The Fund's investment objective is to seek long-term capital appreciation by investing primarily in equity secu-rities of foreign issuers, including emerging markets countries. The Fund pursues its investment objective, under normal circumstances, by investing its assets in the securities of issuers in at least three different foreign countries. Although the Fund may invest in companies of various sizes it typically invests in established companies. The Adviser is committed to the use of the Graham & Dodd- style value investing approach as introduced in the classic book SECURITY ANALYSIS. The Adviser's approach to selecting stocks for the Fund is value driven and it seeks to purchase a diversified group of businesses at prices that research indicates are below true long-term, or intrinsic, value. In so doing the Adviser seeks to secure not only a possible margin of safety against price declines, but also an attractive opportunity for profit over the business cycle. In analyzing a company's long-term value, the Adviser uses sources of information such as company reports, filings with the SEC, computer databases, industry publications, brokerage firm research reports and interviews with company management.

Under normal circumstances, the Fund intends to invest at least 65% of its total assets in equity securities of non-U.S. issuers whose market capitalizations exceed $1 billion at the time of purchase. Although the Fund intends to invest primarily in equity securities listed on stock exchanges it also may invest in equity securities traded over the counter and in private placements. Typically, no more than 5% of total Fund assets will be invested in any one equity security at the time of purchase. Countries in which the Fund may invest include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. During temporary defensive periods in response to unusual and adverse conditions, the Fund's assets may be invested without limitation in short-term debt instruments and in securities of U.S. issuers.

Nations Pacific Growth Fund: The Fund's investment objective is to seek long-term capital growth by investing primarily in equity securities of companies in the Pacific Basin and the Far East (excluding Japan). Under normal market conditions, the Fund will invest at least 65% of its total assets in securities of issuers that conduct their principal business activities in countries of the Pacific Basin and Far East, except for Japan. The Fund intends to invest in at least three different countries, although it may, from time to time, invest all or a significant portion of its assets in a single country. In such cases, events occurring in that country are more likely to affect the Fund's investments. The Fund will focus on equity securities, but may also invest in investment grade debt obligations.


Bond Funds

Nations Diversified Income Fund: The Fund's investment objective is to seek total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities. The Fund actively seeks opportunities within various bond market sectors, balancing credit and interest rate risk. Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in investment grade debt obligations, including fixed income securities such as government, government agency and corporate bonds. Up to 35% of the Fund's total assets may be invested in securities rated lower than investment grade. Non-investment-grade debt securities are sometimes referred to as "high yield bonds" or "junk bonds," and tend to have speculative characteristics, generally involve more risk of principal and income loss than higher rated securities, and have yields and market values that tend to fluctuate more than higher quality securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be greater than five years. Although the Fund invests primarily in securities of U.S. issuers, the Fund may invest a portion of its assets in foreign securities.

Nations Short-Intermediate Government Fund: The Fund's investment objective is to seek high current income consistent with modest fluctuation of principal. The Fund invests substantially all of its assets in U.S. Government Obligations and repurchase agreements relating to such obligations. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be three to five years and the duration will not exceed five years.

Nations Short-Term Income Fund: The Fund's investment objective is to seek high current income consistent with minimal fluctuation of principal. The Fund invests in a broad range of investment grade debt obligations. Under normal market con-ditions, it is expected that the average weighted maturity of the Fund will not exceed five years and the duration of the Fund's portfolio will not exceed three years. The Fund may invest a portion of its assets in foreign securities.


Nations Strategic Fixed Income Fund: The Fund's investment objective is to seek total return by investing in investment grade fixed income securities. The Fund invests in a broad range of investment grade debt securities. Under normal market conditions, it is expected that the average weighted maturity of the Fund's portfolio will be 10 years or less and under no circumstances will it exceed 15 years. Under normal market conditions, the Fund will invest at least 65% of the total value of its assets in government, corporate and mortgage-related securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. The Fund may invest a portion of its assets in foreign securities.


Money Market Fund

Nations Prime Fund: The Fund's investment objective is to seek the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Fund invests in a diversified portfolio of high quality money market instruments with remaining maturities of 397 days or less from the date of purchase. Securities subject to repurchase agreements may have longer maturities. The Fund may invest in U.S. Treasury bills, notes and bonds and other instruments issued directly by the U.S. Government. The Fund may also invest in bank and commercial instruments that may be available in the money markets, high quality short-term taxable obligations issued by state and local governments, and repurchase agreements relating to U.S. Government Obligations. Although the Fund is permitted to invest a portion of its assets in second tier securities (as defined below) in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund invests only in first tier securities (as defined below). An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund can maintain a stable net asset value of $1.00 per share.

General

Other Investment Practices: Each of the Nations Funds may invest in certain specified derivative securities, including some or all of the following: interest rate swaps, caps and floors for hedging purposes; exchange-traded options; over-the-counter options executed with primary dealers, including long calls and puts and covered calls to enhance return; and Commodity Futures Trading Commission-approved U.S. and foreign exchange-traded financial futures and options thereon for market exposure and/or risk-management. Each of the Funds may lend their portfolio securities to qualified institutional investors, engage in repurchase agreement, transactions, and invest in restricted, private placement and other illiquid securities. Certain Nations Funds may engage in reverse repurchase agreements and dollar roll transactions. Certain securities that have variable or floating interest rates or demand or put features may be deemed to have remaining maturities shorter than their nominal maturities for purposes of determining the average weighted maturity and duration of the Nations Funds. Certain Nations Funds also may invest in instruments issued by trusts, partnerships or other issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities owned by such issuers.


In addition to the foregoing investment practices, some of the underlying Nations Funds may invest in securities issued by other investment companies, preferred stock, securities convertible into common stock and other types of securities having common stock characteristics (such as rights and warrants), guaranteed investment contracts, money market instruments, below-investment grade debt ("junk bonds"), debt obligations of foreign issuers and stocks of foreign corporations, obligations of domestic or foreign governments and their political subdivisions, American Depository Receipts ("ADRs", also called American Depository Shares), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), securities of foreign investment funds or trusts, real estate investment trust securities, convertible debentures, mortgage-backed securities, mortgage pass-through certificates, collateralized mortgage obligations ("CMOs"), mortgage-backed bonds, other asset-- backed securities and obligations of foreign banks and foreign branches of U.S. banks.

Under Rule 2a-7 of the 1940 Act, a Money Market Fund is limited to acquiring obligations with a remaining maturity of 397 days or less, or obligations with greater maturities, provided such obligations are subject to demand features or resets which are less than 397 days, and to maintaining a dollar-weighted average portfolio maturity of 90 days or less. Quality requirements generally limit investments to U.S. dollar denominated instruments determined to present minimal credit risks which, at the time of acquisition, are rated in the first or second rating categories (known as "first tier" and "second tier" securities, respectively) by the required number of nationally recognized statistical rating organizations (each an "NRSRO") or, if unrated by any NRSRO, are (i) comparable in priority and security to a class of short- term securities of the same issuer that has the required rating, or (ii) determined to be comparable in quality to securities having the required rating. The diversification requirements provide generally that a Money Market Fund may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer except that up to 25% of total assets may be invested in the first tier securities of a single issuer for three business days. Securities issued by the U.S. Government, its agencies, authorities or instrumentalities are exempt from the quality requirements, other than minimal credit risk. In the event that a Fund's investment restrictions or permissible investments are more restrictive than the requirements of Rule 2a-7, the Fund's own restrictions will govern.

Principal Risk Considerations: Investments by a Nations Fund in common stocks and other equity securities are subject to stock market risk. The value of the stocks that a Nations Fund holds, like the broader stock market, may decline over short or even extended periods. The value of a Nations Fund's investments in debt securities, including U.S. Government Obligations, will tend to decrease when interest rates rise and increase when interest rates fall. In general, longer-term debt instruments tend to fluctuate in value more than shorter-term debt instruments in response to interest rate movements. In addition, debt securities that are not backed by the U.S. Government are subject to credit risk, which is the risk that the issuer may not be able to pay principal and/or interest when due.


Investments by a Nations Fund in foreign securities present additional risks. These risks include restrictions on foreign investment and repatriation of capital; fluctuations in currency exchange rates; costs of converting foreign currency into U.S. dollars and U.S. dollars into foreign currencies; greater price volatility and less liquidity; settlement practices, including delays, which may differ from those customary in United States markets; exposure to political and economic risks, including the risk of nationalization, expropriation of assets and war; possible imposition of foreign taxes and exchange control and currency restrictions; lack of uniform accounting, auditing and financial reporting standards; less governmental supervision of securities markets, brokers and issuers of securities; less financial information available to investors; and difficulty in enforcing legal rights outside the United States. These risks often are heightened for investments in emerging or developing countries.


Certain of the Funds may invest in securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but also present greater risks than investments in more established companies with longer operating histories and greater financial capacity.


Nations Marsico Focused Equities Fund, as a non-diversified fund, may invest in fewer issuers than a diversified fund. Therefore, appreciation or depreciation of an investment in a single issuer could have a greater impact on the Fund's net asset value. The Fund reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested.


In addition, the Euro will become the single currency in at least 11 European nations used in many financial transactions. Accordingly, the German mark, French franc and other national currencies will no longer be used. Although the impact of implementing the Euro is not possible to predict, the transition could have an effect on the financial markets and economic environment in Europe and other parts of the world. For example, investors may begin to view those countries participating in the Economic Monetary Union as a single combined entity and may alter their investment behavior accordingly. In response to any such effect of the Euro implementation, the Adviser may need to adapt its investment policies and strategy.

Certain of the U.S. Government Obligations that may be purchased by a Nations Fund (or, under certain circumstances, directly by a LifeGoal Portfolio) are not backed by the U.S. Treasury. For example, some U.S. Government Obligations are supported only by the credit of the issuer/guarantor or by the right of the issuer/guarantor to borrow from the U.S. Government. In addition, the market value of U.S. Government Obligations may fluctuate due to fluctuations in market interest rates. Certain types of U.S. Government Obligations are subject to fluctuations in maturity, yield or value due to their structure or contract terms.

Certain of the underlying Nations Funds may invest in derivative securities ("derivatives"). A derivative is a financial instrument whose value is based, at least partly, on the value of an underlying stock, stock index, future or other security. Examples of such derivatives include futures contracts, options, interest rate and currency swap transactions. Certain types of derivatives can, under certain circumstances, significantly increase an investor's exposure to market or other risks.

Year 2000 Issue: Many computer programs employed throughout the world use two digits to identify the year. Unless modified, these programs may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. Any failure to adapt these programs in time could hamper the LifeGoal Portfolios' operations. The LifeGoal Portfolios' principal service providers have advised the Funds that they have been actively working on implementing necessary changes to their systems, and that they expect that their systems will be adapted in time, although there can be no assurance of success. Because the Year 2000 issue affects virtually all organizations, the companies or governmental entities in which the LifeGoal Portfolios invest could be adversely impacted by the Year 2000 issue, although the extent of such impact cannot be predicted. To the extent the impact on a portfolio holding is negative, the LifeGoal Portfolio's return could be adversely affected.

Please consult the SAI and the prospectus of the particular Nations Fund, for more information about investment practices and risks.


How Performance Is Shown

From time to time, the LifeGoal Portfolios may advertise the "total return" and "yield" of a class of shares. In addition, the LifeGoal Portfolios may advertise the total return and yield of the Primary A Shares of certain underlying Nations Funds. TOTAL RETURN AND YIELD FIGURES ARE BASED ON HISTORICAL DATA AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "total return" of a class of shares of a LifeGoal Portfolio or Nations Fund may be calculated on an average annual total return basis or an aggregate total return basis. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods or the life of a LifeGoal Portfolio or Nations Fund (as stated in a LifeGoal Portfolio's advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividends and capital gain distributions. Aggregate total return reflects the total percentage change in the value of the investment over the measuring period again assuming the reinvestment of all dividends and capital gain distributions. Total return may also be presented for other periods.


"Yield" of a class of shares of a non-money market fund is calculated by dividing the annualized net investment income per share during a recent 30-day (or one month) period of the class by the maximum public offering price per share on the last day of that period. "Yield" of a class of shares of a money market fund, such as the Nations Prime Fund, is calculated by annualizing the income generated by an investment in such class over a seven-day period, and showing it as a percentage of that investment. "Effective yield" assumes reinvestment of income.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of a LifeGoal Portfolio's or Nations Fund's portfolio and operating expenses. Investment performance also often reflects the risks associated with a LifeGoal Portfolio's or Nations Fund's investment objective and policies. These factors should be considered when comparing a LifeGoal Portfolio's or Nations Fund's investment results to those of other mutual funds and other investment vehicles. Since net asset value and yields fluctuate, yield data cannot necessarily be used to compare an investment in the LifeGoal Portfolios or Nations Funds with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time.

In addition to Investor A Shares and Investor B Shares, the LifeGoal Portfolios offer Primary A, Primary B and Investor C Shares. Each class of shares may bear different sales charges, shareholder servicing fees and other expenses, which may cause the performance of a class to differ from the performance of the other classes. Performance quotations will be computed separately for each class of a LifeGoal Portfolio's shares. Any fees charged by an institution directly to its customers' accounts in connection with investments in the LifeGoal Portfolios will not be included in calculations of total return or yield. The Company's annual report will contain additional performance information and will be available upon request without charge from the LifeGoal Portfolios' distributor or an investor's Institution, as defined below or by calling Nations Funds at the toll-free number indicated on the cover of this Prospectus.


The following information shows the average annual returns of the underlying Nations Funds in which the LifeGoal Portfolios may invest. The performance of the underlying Nations Funds is shown for illustrative purposes only and is not intended to show LifeGoal Portfolio performance.

NATIONS FUNDS
AVERAGE ANNUAL RETURNS -- PRIMARY A SHARES (UNAUDITED)



                                                     1-Year Period
FUND NAME (DATE OF COMMENCEMENT OF OPERATIONS)       Ended 3/31/98
Nations Capital Growth Fund (9/30/92)                   53.89%
Nations Disciplined Equity Fund (10/1/92)               48.65%
Nations Diversified Income Fund (10/30/92)              11.07%
Nations Emerging Growth Fund (12/4/92)                  45.09%
Nations Emerging Markets Fund (6/30/95)                ( 6.39)%
Nations Equity Income Fund (4/11/91)                    37.21%
Nations International Equity Fund (12/2/91)             16.06%
Nations International Value Fund (12/27/95)             39.92%
Nations Managed Index Fund (8/1/96)                     47.54%
Nations Managed SmallCap Index Fund (10/15/96)          47.71%
Nations Marsico Focused Equities Fund (12/31/97)         N/A
Nations Marsico Growth & Income Fund (12/31/97)          N/A
Nations Pacific Growth Fund (6/30/95)                  (28.35)%
Nations Short-Intermediate Government Fund (8/1/91)      9.11%
Nations Short-Term Income Fund (9/30/92)                 6.89%
Nations Small Company Growth Fund (12/12/95)            49.41%
Nations Strategic Fixed Income Fund (10/30/92)          10.53%
Nations Value Fund (9/19/89)                            38.53%
Nations Prime Fund (12/15/86)                            5.61%



                                                                                                 Inception
                                                  3-Year Period          5-Year Period            through
FUND NAME (DATE OF COMMENCEMENT OF OPERATIONS)    Ended 3/31/98         Ended 3/31/98             3/31/98
Nations Capital Growth Fund (9/30/92)                 29.63%                19.35%                 19.47%
Nations Disciplined Equity Fund (10/1/92)             31.57%                21.56%                 27.15%
Nations Diversified Income Fund (10/30/92)             9.05%                 7.63%                  8.73%
Nations Emerging Growth Fund (12/4/92)                25.18%                19.30%                 17.92%
Nations Emerging Markets Fund (6/30/95)                N/A                   N/A                    2.97%
Nations Equity Income Fund (4/11/91)                  25.40%                17.82%                 17.18%
Nations International Equity Fund (12/2/91)           12.09%                10.68%                  8.47%
Nations International Value Fund (12/27/95)            N/A                   N/A                   22.91%
Nations Managed Index Fund (8/1/96)                    N/A                   N/A                   41.04%
Nations Managed SmallCap Index Fund (10/15/96)         N/A                   N/A                   29.41%
Nations Marsico Focused Equities Fund (12/31/97)       N/A                   N/A                   21.30%
Nations Marsico Growth & Income Fund (12/31/97)        N/A                   N/A                   20.30%
Nations Pacific Growth Fund (6/30/95)                  N/A                   N/A                   (9.86)%
Nations Short-Intermediate Government Fund (8/1/91)    6.71%                 5.08%                  6.66%
Nations Short-Term Income Fund (9/30/92)               6.74%                 5.45%                  5.45%
Nations Small Company Growth Fund (12/12/95)           N/A                   N/A                   25.39%
Nations Strategic Fixed Income Fund (10/30/92)         7.90%                 6.07%                  6.80%
Nations Value Fund (9/19/89)                          28.85%                20.29%                 16.64%
Nations Prime Fund (12/15/86)                          5.59%                 4.96%                  6.00%


How The LifeGoal Portfolios
Are Managed

The business and affairs of the Company are managed under the supervision and direction of its Board of Directors. The LifeGoal Portfolios' SAI contains the names of and general background information concerning each Director of the Company.


As described below, each LifeGoal Portfolio is advised by NBAI which is responsible for the overall management and supervision of the investment management of each LifeGoal Portfolio. Each LifeGoal Portfolio also is sub-advised by TradeStreet which as a general matter is responsible for the day-to-day investment decisions for the respective LifeGoal Portfolio.

The Company and the Adviser have adopted codes of ethics which contain policies on personal securities transactions by "access persons," including portfolio managers and investment analysts. These policies substantially comply in all material respects with the recommendations set forth in the May 9, 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

Investment Adviser: NationsBanc Advisors, Inc. serves as investment adviser to the LifeGoal Portfolios and the Nations Funds. NBAI is a wholly owned subsidiary of NationsBank, which in turn is a wholly owned banking subsidiary of BankAmerica Corporation, a bank holding com-pany organized as a Delaware corporation. NBAI has its principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255.

TradeStreet Investment Associates, Inc., with principal offices at One NationsBank Plaza, Charlotte, North Carolina 28255, serves as investment sub-adviser to the LifeGoal Portfolios and most of the Nations Funds. TradeStreet is a wholly owned subsidiary of NationsBank. TradeStreet provides investment management services to individuals, corporations and institutions.

Gartmore Global Partners ("Gartmore"), with principal offices at One NationsBank Plaza, Charlotte, North Carolina, 28255, serves as the investment sub-adviser to three of the underlying Nations Funds. Gartmore is a joint venture structured as a general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank, and Gartmore U.S. Limited, an indirect, wholly owned subsidiary of Gartmore Investment Management plc, a UK company which is the holding company for a leading UK based international fund management group of companies. National Westminster Bank plc and affiliated entities own 100% of the equity of Gartmore plc.

Brandes Investment Partners, L.P. ("Brandes"), with principal offices at 12750 High Bluff Drive, San Diego, California 92130, serves as investment sub-adviser to one of the underlying Nations Funds -- Nations International Value Fund.

Marsico Capital Management, LLC ("Marsico Capital"), located at 1200 17th Street, Suite 1300, Denver, Colorado 80202, serves as the investment sub-adviser to two of the underlying Nations Funds -- Nations Marsico Focused Equities Fund -- and Nations Marsico Growth & Income Fund. NationsBank has an option to purchase up to 50% of Marsico Capital.

Subject to the general supervision of the Company's Board of Directors, and in accordance with each LifeGoal Portfolio's investment policies, the Adviser is responsible for allocating and reallocating each LifeGoal Portfolio's assets among the Nations Funds in which it invests, and for rebalancing such portfolio allocations. A LifeGoal Portfolio's investments are continuously monitored and are reallocated as often as the Adviser deems appropriate. In addition, portfolio allocations and performance are reviewed quarterly for rebalancing at the discretion of the Adviser.


The Adviser has the ability to change the particular Nations Funds used as underlying investments for the LifeGoal Portfolios. Among other things, the Adviser may substitute or include other funds from the Nations Funds Family, including any introduced subsequent to this Prospectus, as permissible investments for the LifeGoal Portfolios. In the event the Adviser seeks to invest the assets of a LifeGoal Portfolio in a Nations Fund not identified in this Prospectus, the Company will amend or supplement the Prospectus to include all pertinent information.


Both the LifeGoal Portfolios and Nations Funds have investment advisory arrangements with NBAI. NBAI is entitled to receive advisory fees at an annual rate of .25% of the average daily net assets of each LifeGoal Portfolio. NBAI also has agreed to absorb all other expenses of the LifeGoal Portfolios (except taxes, brokerage fees and commissions, extraordinary expenses, and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees). NBAI, in turn, compensates TradeStreet for investment sub-advisory services at an annual rate of .05% of the average daily net assets of each LifeGoal Portfolio. NBAI also receives advisory fees at varying rates from the underlying Nations Funds, and pays TradeStreet, Gartmore, Brandes and Marsico Capital sub-advisory fees for their services to the underlying Nations Funds. From time to time, the Adviser may waive or reimburse (either voluntarily or pursuant to applicable state expense limitations) advisory fees and/or expenses payable by a LifeGoal Portfolio. Once commenced, waiver and reimbursement arrangements may be discontinued at any time. In addition, the Adviser may from time to time compensate Agents, as defined below, for providing certain services to Customers. LifeGoal Portfolio's shareholders will indirectly pay their proportionate share of the advisory fees and other expenses of any Nations Fund in which the LifeGoal Portfolios are invested.


For the fiscal year ended March 31, 1998, the LifeGoal Portfolios paid NBAI advisory fees at the indicated rates of the following LifeGoal Portfolios' average daily net assets: Nations LifeGoal Growth Portfolio -- .25%; Nations LifeGoal Bal-anced Growth Portfolio -- .25%; and Nations LifeGoal Income and Growth Portfolio -- .25%.

For the fiscal year ended March 31, 1998, NBAI paid TradeStreet sub-advisory fees at the indicated rates of the following LifeGoal Portfolios' average daily net assets: Nations LifeGoal Growth Portfolio -- .05%; Nations LifeGoal Balanced Growth Portfolio -- .05%; and Nations LifeGoal Income and Growth Portfolio -- .05%.

NBAI, TradeStreet and certain of their affiliates provide advisory and other services to Nations Funds for which they receive compensation. The level of compensation received and services provided by them differs among the various Nations Funds. These differences subject the Adviser to conflicts of interest, in that the Adviser could increase its fee income or that of its affiliates, or attain other direct or indirect benefits, by allocating LifeGoal Portfolio assets to underlying Nations Funds that pay higher fees or provide other benefits.

The Co-Portfolio Managers of the LifeGoal Portfolios are E. Keith Wirtz and C. Thomas Clapp.

Mr. Wirtz is Managing Director and Chief Investment Officer of TradeStreet and has been responsible for the firm's investment staff, strategy and policy since December 1996. Prior to assuming his position with TradeStreet, from April 1992 through December 1996, he was Senior Vice President and Chief Investment Officer of Bank of America's Investment Management Division. Mr. Wirtz has worked in the investment community since 1981. His past experience includes domestic and international portfolio management for both private and institutional clients. Mr. Wirtz received his B.S. in Finance from Arizona State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research, as well as the Los Angeles Analyst Society.

Mr. Clapp is Director of the Equity Management Group for TradeStreet. Prior to assuming his position with TradeStreet in 1995, he was Senior Vice President and Director of Research for the Investment Management Group at NationsBank. Prior to joining NationsBank in 1992, Mr. Clapp was a Senior Portfolio Manager with Royal Insurance Group. Mr. Clapp has worked in the investment community since 1984. He received his B.A. in Economics from the University of North Carolina at Chapel Hill and an M.B.A. from the University of South Carolina. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research as well as the North Carolina Society of Financial Analysts, Inc.

Morrison & Foerster LLP, counsel to the Company and Nations Funds, and special counsel to NationsBank and certain of its affiliates, has advised the Company and Nations Funds that NationsBank and its affiliates may perform the services contemplated by the various investment advisory agreements and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such federal or state statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any of such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

Other Service Providers: Stephens Inc. ("Stephens"), a registered broker-dealer with principal offices at 111 Center Street, Little Rock, Arkansas 72201, serves as the administrator of the LifeGoal Portfolios pursuant to an administration agreement. Pursuant to the terms of the administration agreement, Stephens provides various administrative and corporate secretarial services to the LifeGoal Portfolios, including providing general oversight of other service providers, office space, utilities and various legal and administrative services in connection with the satisfaction of various regulatory requirements applicable to the LifeGoal Portfolios. Stephens will not receive any fees from the LifeGoal Portfolios for these services.

First Data Investor Services Group, Inc. ("First Data"), a wholly owned subsidiary of First Data Corporation, with principal offices at One Exchange

Place, Boston, Massachusetts 02109, serves as the co-administrator of the LifeGoal Portfolios. Under the co-administration agreement, First Data provides various administrative and accounting services to the LifeGoal Portfolios including performing the calculations necessary to determine net asset value per share and dividends, preparing tax returns and financial statements and maintaining the portfolio records and certain of the general accounting records for the LifeGoal Portfolios. For the services rendered pursuant to the co-administration agreement, First Data is entitled to receive a fee of $10,000 per year per LifeGoal Portfolio, which will be absorbed by NBAI.

For the fiscal period ended March 31, 1998, the LifeGoal Portfolios paid First Data the following amounts for administration services; Nations LifeGoal Growth Portfolio -- $4,959; Nations LifeGoal Balanced Growth Portfolio -- $4,959; and Nations LifeGoal Income and Growth Portfolio -- $4,959.

Shares of the LifeGoal Portfolios are sold on a continuous basis by Stephens, as the LifeGoal Portfolios' sponsor and distributor. The LifeGoal Portfolios have entered into distribution agreements with Stephens which provide that Stephens has the exclusive right to distribute shares of the LifeGoal Portfolios. Stephens may pay service fees or commissions to selling agents that assist customers in purchasing Investor A Shares of the LifeGoal Portfolios. See "Shareholder Servicing and Distribution Plans."

First Data serves as the Transfer Agent (the "Transfer Agent") for each of LifeGoal Portfolio's Investor A Shares. NationsBank serves as custodian for the assets of each LifeGoal Portfolio.

Stephens, First Data and NationsBank all provide services at the underlying Nations Funds level and are compensated directly by such Nations Funds for those services.

PricewaterhouseCoopers LLP serves as independent accountant to the Company. Their address is 160 Federal Street, Boston, Massachusetts 02110.

Expenses: Certain administrative and other fees and expenses will be charged at the LifeGoal Portfolios and Nations Funds levels. However, redun-dancies of fees and expenses between the LifeGoal Portfolios and Nations Funds will be minimal, because distinct services are being provided at each fund level. For example, the LifeGoal Portfolios pay advisory fees to the Adviser for its services in allocating LifeGoal Portfolio assets among the underlying Nations Funds. These services are distinct from the services provided by the Adviser to the Nations Funds in managing the Nations Funds' individual portfolio securities.

NBAI, under its investment advisory agreement with the LifeGoal Portfolios, has agreed to absorb all expenses of the LifeGoal Portfolios, except taxes, brokerage fees and commissions, extraordinary expenses and any applicable Rule 12b-1 fees, shareholder servicing fees and/or shareholder administration fees. The LifeGoal Portfolios' expenses that will be absorbed by NBAI include, but are not limited to: fees paid to service providers other than the Adviser; interest; Directors' fees; federal and state securities registration and qualification fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; certain insurance premiums; outside auditing and legal expenses; and costs of shareholder reports and shareholder meetings. Investor A and Investor B Shares also bear certain class specific expenses, which are described under "Shareholder Servicing and Distribution Plans," below.

The LifeGoal Portfolios do not pay any front-end sales loads or contingent deferred sales charges in connection with the purchase or redemption of shares of the Nations Funds. By investing in Primary A Shares of the Nations Funds, the LifeGoal Portfolios also will not be subject to any asset-based sales charges or service fees. The sales charges or service fees associated with purchase of shares of the LifeGoal Portfolios will not exceed the limits set forth in Rule 2830 of the Conduct Rules of the NASD when aggregated with sales charges or service fees, if any, that the LifeGoal Portfolios pay relating to Nations Funds' shares.

The LifeGoal Portfolios' share of the Nations Funds' expenses may include expenses that the LifeGoal Portfolios would not have incurred if it had not been structured as a "fund of funds." For example, if a portfolio manager of one Nations Fund pur-chases the same securities that the portfolio manager of another Nations Fund is selling, there may be transaction charges and commissions that achieve little or no benefit for the LifeGoal Portfolios. Such transactions will be rare because the Nations Funds pursue a broad range of investment strategies, and therefore invest in different types of securities.


Organization And History

The LifeGoal Portfolios are members of the Nations Funds Family, which consists of the Company, Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations Annuity Trust and Nations Institutional Reserves. The Nations Funds Family currently has more than 60 distinct investment portfolios and total assets in excess of $40 billion.

Nations LifeGoal Funds, Inc.: The Company was incorporated in Maryland on July 3, 1996, commenced operations on October 2, 1996, and shares were offered to the public on October 15, 1996. The Company's fiscal year end is March 31. As of the date of this Prospectus, the authorized capital stock of Nations LifeGoal Funds, Inc. consists of 1,200,000,000 shares of common stock, par value of $.001 per share, which are divided into series or portfolios, each of which includes several classes of shares. This Prospectus relates to the Investor A and Investor B Shares of the following three portfolios of the
Company: LifeGoal Growth Portfolio, LifeGoal Balanced Growth Portfolio, and LifeGoal Income and Growth Portfolio. To obtain additional information regarding the LifeGoal Portfolios' other classes of shares which may be available to you, contact your Institution (as defined below) or Nations Funds at 1-800-321-7854.

Shares of each Portfolio and class have equal rights with respect to voting, except that the holders of shares of a particular Portfolio or class will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio or class. In the event of dissolution or liquidation, holders of each class will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of that portion of the assets allocated to that class held in the respective Portfolio of the Company, less (b) the liabilities of the Company attributable to the respective Portfolio or class or allocated among the Portfolios or classes based on the respective liquidation value of each Portfolio or class.

Shareholders of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Portfolios voting together for election of directors may elect all of the members of the Board of Directors of the Company. Meetings of shareholders may be called upon the request of 10% or more of the outstanding shares of the Company. There are no preemptive rights applicable to any of the Company's shares. The Company's shares, when issued, will be fully paid and non-assessable.

As of August 1, 1998, NationsBank and its affiliates possessed or shared power to dispose of or vote with respect to more than 25% of the outstanding shares of the Company and therefore could be considered to be a controlling person of the Company and each of the LifeGoal Portfolios for purposes of the 1940 Act. For more detailed information concerning the percentage of each class or series over which NationsBank and its affiliates possessed or shared power to dispose or vote as of a certain date, see the SAI. It is anticipated that the Company will not hold annual shareholder meetings on a regular basis unless required by the 1940 Act or Maryland law.

About Your Investment

How To Buy Shares


This Prospectus offers two classes of shares to the general public. Investor A Shares are sold with an initial sales charge and are subject to a contingent deferred sales charge ("CDSC") upon certain redemptions; Investor B Shares are sold without an initial sales charge and are subject to a CDSC upon certain redemptions. Investments greater than $250,000 are not eligible to purchase Investor B Shares but may be directed to Investor A Shares. See "Factors to Consider When Selecting Investor A Shares or Investor B Shares" for a discussion of issues to consider in selecting which class of shares to purchase. Contact your Agent or Nations Funds at 1-800-321-7854 for further information.


The LifeGoal Portfolios have established various procedures for purchasing Investor A Shares and Investor B Shares in order to accommodate different investors. Purchase orders may be placed through banks, broker/dealers or other financial institutions (including certain affiliates of NationsBank) that have entered into a shareholder servicing agreement ("Servicing Agreement") with the LifeGoal Portfolios ("Servicing Agents") and/or a sales support agreement ("Sales Support Agreement") with Stephens ("Selling Agents"). In addition, under certain circumstances, Investor A Shares may be purchased directly from the LifeGoal Portfolios. If you invest through a third party (rather than directly with the LifeGoal Portfolios), the policies and fees that apply to you may differ from those set forth below. Banks, broker/ dealers or other institutions may charge other fees and may set limitations on buying or selling shares or the privileges that apply to them.


There is a minimum initial investment of $1,000 in the LifeGoal Portfolios, except that the minimum initial investment is:

o $500 for IRA investors;

o $250 for non-working spousal IRAs;

o $250 for accounts established with certain fee-based investment advisers or financial planners, including wrap fee accounts and other managed agency/asset allocation accounts; and

o $100 for investors participating on a monthly basis in the Systematic Investment Plan described below.

There is no minimum investment amount for investments by 401(k) plans, simplified employee pension plans ("SEPs"), salary reduction-simplified employee pension plans ("SAR-SEPs"), Savings Incentives Method Plans for Employees ("SIMPLE IRAs"), salary reduction-Individual Retirement Accounts ("SAR-IRAs") or similar types of accounts. However, the assets of such plans must reach an asset value of $1,000 ($500 for SEPs, SAR-SEPs, SIMPLE IRAs, and SAR-IRAs) within one year of the account open date. If the assets of such plans do not reach the minimum asset size within one year, Nations Funds reserves the right to redeem the shares held by such plans on 60 days' written notice. The minimum subsequent investment is $100, except for investments pursuant to the Systematic Investment Plan described below.


Investor A Shares are purchased at net asset value plus any applicable sales charge. Investor B Shares are purchased at net asset value per share without the imposition of a sales charge, but are subject to a CDSC if redeemed within a specified period after purchase. Purchases may be effected on days on which the New York Stock Exchange (the "Exchange") is open for business (a "Business Day").


The Servicing Agents will provide various shareholder services for, and the Selling Agents will provide sales support assistance to, their respective customers ("Customers") who own Investor A and Investor B Shares. Servicing Agents and Selling Agents are sometimes referred to hereafter as "Agents." From time to time the Agents, Stephens and Nations Funds may agree to voluntarily reduce the maximum fees payable for sales support or shareholder services.


Nations Funds and Stephens reserve the right to reject any purchase order. The issuance of Investor A and Investor B Shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

Effective Time of Purchases: Purchase orders for Investor A Shares and Investor B Shares in the LifeGoal Portfolios which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value determined on that day. In the event that the Exchange closes early, purchase orders received prior to closing will be priced as of the time the Exchange closes and purchase orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day. Purchase orders are not executed until 4:00 p.m., Eastern time, on the Business Day on which immediately available funds in payment of the purchase price are received by the Funds' Custodian. Such payment must be received no later than 4:00 p.m., Eastern time, by the third Business Day following the receipt of the order, as determined above. If funds are not received by such date, the order will not be accepted and notice thereof will be given to the Agent placing the order. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending Agent.


The Agents are responsible for transmitting orders for purchases of Investor A and Investor B Shares by their customers ("Customers"), and delivering required funds, on a timely basis. Stephens is responsible for transmitting orders it receives to the Company.

Systematic Investment Plan: Under the LifeGoal Portfolios' Systematic Investment Plan ("SIP"), a shareholder may automatically purchase Investor A or Investor B Shares. On a bi-monthly, monthly or quarterly basis, a shareholder may direct cash to be transferred automatically from his/her checking or savings account at any bank which is a member of the Automated Clearing House to his/her LifeGoal Portfolio account. Transfers will occur on or about the 15th and/or the last day of the applicable month. Subject to certain exceptions for employees of NationsBank and its affiliates and pre-existing SIP accounts, the systematic investment amount may be in any amount from $50 to $100,000. For more information concerning the SIP, contact your Agent or Nations Funds.

Telephone Transactions: Investors may effect purchases, redemptions (up to $50,000) and exchanges by telephone. See "How To Redeem Shares" and "How To Exchange Shares" below. If a shareholder desires to elect the telephone transaction feature after opening an account, a signature guarantee will be required. Shareholders should be aware that by using the telephone transaction feature, such shareholders may be giving up a measure of security that they may have if they were to authorize written requests only. A shareholder may bear the risk of any resulting losses from a telephone transaction. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if the Company and its service providers fail to employ such measures, they may be liable for any losses due to unauthorized or fraudulent instructions. The Company requires a form of personal identification prior to acting upon instructions received by telephone and provides written confirmation to shareholders of each telephone share transaction. In addition, the Company reserves the right to record all telephone conversations. Shareholders should be aware that during periods of significant economic or market change, telephone transactions may be difficult to complete.

Conversion Feature: Investor B Shares purchased after November 15, 1998, will automatically convert to Investor A Shares at the end of the month in which the eighth anniversary of such share purchase occurs.


Investor B Shares purchased between August 1, 1997 and November 15, 1998, that have been outstanding for the number of years set forth in the schedule below will, at the end of the month in which the anniversary of such share purchase occurs, automatically convert to Investor A Shares.

CONVERSION SCHEDULE

For Shares Purchased Between August 1, 1997 and November 15, 1998



                          Year of
Amount of Purchase      Conversion
$      0-$249,999           9th
$250,000-$499,999           6th
$500,000-$999,999           5th

Investor B Shares purchased prior to August 1, 1997, will automatically convert to Investor A Shares at the end of the month in which the ninth anniversary of such share purchase occurs.

Upon conversion, shareholders will receive Investor A Shares having total dollar value equal to the total dollar value of their Investor B Shares, without the imposition of any sales charge or any other charge. The operating expenses applicable to Investor A Shares, which are lower than those applicable to Investor B Shares, shall thereafter be applied to such newly converted shares. Shareholders holding converted shares will benefit from the lower annual operating expenses of Investor A Shares, which will have a positive effect on total returns. In each case, shareholders have the right to decline an automatic conversion by notifying their Agent or the Transfer Agent within 90 days before a conversion that they do not desire such conversion.

Investor B Shares acquired in connection with the reinvestment of dividends or distributions will convert to Investor A Shares at the same time as the original shares purchased. If a share-holder effects one or more exchanges among Investor B Shares of the non-money market funds of Nations Funds during such period, the holding period for shares so exchanged will be counted toward such period.

Factors to Consider When Selecting Investor A Shares or Investor B Shares:
Before purchasing Investor A Shares or Investor B Shares, investors should consider whether, during the anticipated life of their investment in the Funds, the initial sales charge, accumulated distribution and shareholder servicing fee and potential CDSC (if applicable) on Investor A Shares would be less than the accumulated shareholder servicing and distribution fees and potential CDSC on Investor B Shares. Over time, the cumulative expense of the annual shareholder servicing and distribution fees on the Investor B Shares may equal or exceed the initial sales charge and combined distribution and servicing fee applicable to Investor A Shares.

Because holders of Investor A Shares are subject to a lower fee for distribution and shareholder services, they can be expected to earn correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Funds than purchasers of Investor B Shares. Any positive investment return on the additional invested amount for Investor B Shares, however, would be partially or wholly offset by the expected higher annual expenses borne by Investor B Shares.


Investor A Shares -- Charges and Features

The public offering price of Investor A Shares in the LifeGoal Portfolios is the sum of the net asset value per share of the shares being purchased plus any applicable sales charge. No sales charge will be assessed on the reinvestment of dividends or other distributions.

The following schedule of sales charges will be assessed on Investor A Shares of the LifeGoal Portfolios.

                                                   Dealers'
                           Total Sales Charge    Reallowance
                          As a % of   As a % of    As a % of
                          Offering    Net Asset    Offering
Amount of                   Price       Value        Price
Transaction               Per Share   Per Share    Per Share
$       0-$49,999           5.75         6.10        5.00
$  50,000-$99,999           4.50         4.71        3.75
$100,000-$249,999           3.50         3.63        2.75
$250,000-$499,999           2.50         2.56        2.00
$500,000-$999,999           2.00         2.04        1.75
$1,000,000 and over         0.00*        0.00*       0.00**

* Subject to certain waivers specified below, Investor A Shares that are purchased in amounts of $1 million or more at net asset value will be subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% if redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter.
**  1.00% on first $3,000,000, plus 0.50% on the next $47,000,000, plus 0.25% on amounts over $50,000,000. Stephens will pay the Dealers' Reallowance in connection with the purchase of shares in amounts of $1 million or more, for which it may be reimbursed out of the CDSC if such shares are redeemed within two years of purchase.

The Dealers' Reallowance, which may be changed from time to time, is paid to Agents.

Investor A Shares Contingent Deferred Sales Charge: Subject to certain waivers specified below, Investor A Shares of the LifeGoal Portfolios that are purchased at net asset value in amounts of $1 million or more will be subject to a CDSC equal to 1.00% of the lesser of the market value or the purchase price of the shares being redeemed if such shares are redeemed within one year of purchase, declining to 0.50% in the second year after purchase and eliminated thereafter. No CDSC is imposed on increases in net asset value above the initial purchase price, including shares acquired by reinvestment of distributions.


In determining whether a CDSC is payable on any redemption, the LifeGoal Portfolio will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.

The CDSC will be waived on redemptions of Investor A Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner),
(ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA, or Custodial Account under Section 403(b)(7) of the Code, following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor A Shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. In addition, the CDSC will be waived on Investor A Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC. Nations Fund may terminate any waiver of the CDSC by providing notice in the Funds' Prospectus, but any such termination would only affect shares purchased after such termination.

Redemption Fee: A redemption fee of 1% of the current net asset value will be assesed on certain Investor A Shares purchased between July 31, 1997 and November 15, 1998 and redeemed within 18 months of the date of purchase by a Substantial Investor (as defined in the footnotes to the "Expenses Summary"). In addition, a 1% redemption fee will be assesed on Investor A Shares purchased between July 31, 1997 and November 15, 1998 by an employee benefit plan that
(i) made its initial investment between July 31, 1997 and November 15, 1998 and
(ii) redeemed such shares within 18 months of purchase in connection with a complete liquidation of such plan's holdings in the Nations Funds Family. This fee is retained by the LifeGoal Portfolio or LifeGoal Portfolios for the benefit of the remaining shareholders and is intended to encourage long-term investment in the LifeGoal Portfolios and to avoid transaction and other expenses associated with short-term investments. The LifeGoal Portfolios reserve the right to modify the terms of or terminate this fee at any time.


Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the LifeGoal Portfolios if the value of the Investor A Shares in his/ her accounts within the Nations Funds Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor A Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis, 12% of the net asset value of the Investor A Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor A Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals may reduce principal and will eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. AWPs may be terminated by shareholders on 30 days' written notice to their Selling Agent or by Nations Funds at any time.

Reduced Sales Charge: An investor may be entitled to reduced sales charges on Investor A Shares through Rights of Accumula-tion, a Letter of Intent, or Quantity Discounts.

To qualify for a reduced sales charge, an investor must notify the Agent through which the Investor A Shares are purchased, which in turn must notify Stephens, the Transfer Agent or their respective agents at the time of purchase. Reduced sales charges may be modified or terminated at any time. Investors are responsible for providing evidence sufficient to establish that they are eligible for any reduction in sales charges.

Rights of Accumulation: An investor who has previously purchased Investor A, Investor B, or Investor C Shares in the Nations Funds (excluding Nations Funds money market and index funds) may aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases of Investor A Shares. An investor's aggregate investment in Investor A, Investor B and Investor C Shares in such Funds is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Investor A, Investor B and Investor C Shares that are already beneficially owned by the investor.

Letter of Intent: A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the preceding table. The size of investment shown in the preceding table also includes purchases of shares of the participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the charges applicable to the purchases made and the charges previously paid. The initial purchase must be for an amount equal to at least five percent of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustments in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category.

Quantity Discounts: As shown in the table under "Sales Charges," larger purchases may reduce the sales charge paid on Investor A Shares. Purchases of Investor A Shares in the non-money market funds of the Nations Funds Family that are made on the same day by the investor, his/her spouse, and his/her children under age 21 will be combined when calculating the sales charge. For the purpose of calculating the amount of the transaction, certain distributions or payments from dissolution of certain qualified plans are permitted to aggregate plan participant's investments.

Purchases of Shares at Net Asset Value:

o Full-time employees and retired employees of BankAmerica Corporation (and its predecessors), its affiliates and subsidiaries and the immediate families of such persons may purchase Investor A Shares in the LifeGoal Portfolios at net asset value.

o Individuals receiving a distribution from a NationsBank trust or other fiduciary account may use the proceeds of such distribution to purchase Investor A Shares of the LifeGoal Portfolios at net asset value, provided that the proceeds are invested through a trust account established with another trustee and invested in the LifeGoal Portfolios within 90 days. Those investors who transfer their proceeds to a fiduciary account with selected trustees may continue to purchase shares in the LifeGoal Portfolios at net asset value.

o Nations Fund's Trustees and Directors also may purchase Investor A Shares at net asset value.

o Registered broker/dealers that have entered into a Nations Fund dealer agreement with Stephens may purchase Investor A Shares at net asset value for their investment account only.

o Registered personnel and employees of such broker/dealers also may purchase Investor A Shares at net asset value in accordance with the internal policies and procedures of the employing broker/dealer provided such purchases are made for their own investment purposes.

o Employees of the Transfer Agent may purchase Investor A Shares of the LifeGoal Portfolios at net asset value.

o Former shareholders of Class B Shares of the Special Equity Portfolio of The Capitol Mutual Funds who held such shares as of January 31, 1994 or received Investor A Shares of Nations Disciplined Equity Fund in connection with the reorganization of the Special Equity Portfolio into Nations Disciplined Equity Fund may purchase Investor A Shares of Nations Disciplined Equity Fund at net asset value.

o Investors who purchase through accounts established with certain fee-based investment advisers or financial planners, including Nations Funds Personal Investment Planner accounts, wrap fee accounts and other managed agency/asset allocation accounts may purchase Investor A Shares at net asset value.

Investor A Shares also may be purchased at net asset value by (i) pension, profit sharing or other employee benefit plans established under Section 401 or
Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or
(ii) employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by a non-profit organization qualified under Section 501(c)(3) of the Code, provided that, in either case, the plan (a) has at least $500,000 invested in Investor A Shares of the Nations Fund non-money market funds, (b) has signed a letter of intent indicating that the plan intends to purchase at least $500,000 of Investor A Shares of the Nations Fund non-money market funds,
(c) is an employer-sponsored plan with at least 100 eligible participants (a "Qualified Plan") or (d) is a participant in an alliance program that has entered into an agreement with the Fund or an Agent. Stephens may pay Agents or other financial service firms up to 1.00% of the net asset value of Investor A Shares purchased without a sales charge, for which it may be reimbursed out of any applicable CDSC.

Reinstatement Privilege: Investor A Shares in a LifeGoal Portfolio may be purchased at net asset value, without any sales charge, by persons who have redeemed Investor A Shares of the same LifeGoal Portfolio within the previous 120 days. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinstatement privilege. In order to exercise this privilege, a written order for the purchase of Investor A Shares must be received by the Transfer Agent, Stephens or their respective agents within 120 days after the redemption.

Investor A Shares may be purchased at net asset value, without a sales charge, to the extent such a purchase, which must be at least $1,000, is paid for with the proceeds from the redemption of shares of a nonaffiliated mutual fund. A qualifying purchase of Investor A Shares must occur within 45 days of the prior redemption and Nations Funds must receive a copy of the confirmation of the redemption transaction. Stephens may compensate dealers in connection with such purchases. This privilege may be revoked at any time.


Nations Funds may terminate any waiver of or reduction in the sales charge by providing notice in the LifeGoal Portfolio's Prospectus, but any such termination would only affect future purchases of shares. For more information about reduced sales charge, contact an Agent or Stephens.


Investor B Shares -- Charges and Features

Investor B Shares Contingent Deferred Sales Charge: Subject to certain waivers specified below, Investor B Shares purchased prior to January 1, 1996 and after July 31, 1997, may be subject to a CDSC if such shares are redeemed within the years designated in the applicable CDSC schedule set forth below. No CDSC is imposed on increases in net asset value above the initial purchase price, or shares acquired by reinvestment of distributions. Subject to the waivers described below, the amount of the CDSC is determined as a percentage of the lesser of the market value or the purchase price of the shares being redeemed. The amount of the CDSC will depend on the number of years since you invested, according to the following table:

CDSC SCHEDULES


Shares Purchased After November 15, 1998*

                                     CDSC as a
                                Percentage of Dollar
Year Since Purchase Made      Amount Subject to Charge
First                                 5.0%
Second                                4.0%
Third                                 3.0%
Fourth                                3.0%
Fifth                                 2.0%
Sixth                                 1.0%
Seventh and thereafter                None

* Investor B Shares are not available to purchasers desiring to invest $250,000 or more, however, investors desiring to invest $250,000 or more may be eligible to purchase Investor A Shares.

Shares Purchased Between August 1, 1997 and November 15, 1998
in amount of $0-$249,999

                                  CDSC as a
                              Percentage of
                                  Dollar
                              Amount Subject
Year Since Purchase Made        to Charge
First                             5.0%
Second                            4.0%
Third                             3.0%
Fourth                            3.0%
Fifth                             2.0%
Sixth                             1.0%
Seventh and thereafter            None

Shares Purchased Between August 1, 1997 and November 15, 1998
in amount of $250,000-$499,999



                                  CDSC as a
                              Percentage of
                                  Dollar
                              Amount Subject
Year Since Purchase Made        to Charge
First                             3.0%
Second                            2.0%
Third                             1.0%
Fourth and thereafter             None

Shares Purchased Between August 1, 1997 and November 15, 1998
in amount of $500,000-$999,999



                                  CDSC as a
                              Percentage of
                                  Dollar
                              Amount Subject
Year Since Purchase Made        to Charge
First                             2.0%
Second                            1.0%
Third and thereafter              None

In determining whether a CDSC is payable on any redemption, the LifeGoal Portfolios will first redeem shares not subject to any charge, and then shares resulting in the lowest possible CDSC. Solely for purposes of determining the number of years from the date of purchase of shares, all purchases are deemed to have been made on the trade date of the transaction.


The CDSC will be waived on redemptions of Investor B Shares (i) following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the "Code")) of a shareholder (including a registered joint owner),
(ii) in connection with the following retirement plan distributions: (a) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (b) distributions from an IRA, or Custodial Account under Section 403(b)(7) of the Code, following attainment of age 59 1/2; (c) a tax-free return of an excess contribution to an IRA; and (d) distributions from a qualified retirement plan that are not subject to the 10% additional Federal withdrawal tax pursuant to Section 72(t)(2) of the Code, (iii) payments made to pay medical expenses which exceed 7.5% of income and distributions to pay for insurance by an individual who has separated from employment and who has received unemployment compensation under a federal or state program for at least 12 weeks, (iv) effected pursuant to Nations Funds' right to liquidate a shareholder's account, including instances where the aggregate net asset value of the Investor B shares held in the account is less than the minimum account size, (v) in connection with the combination of Nations Funds with any other registered investment company by a merger, acquisition of assets or by any other transaction, and (vi) effected pursuant to the Automatic Withdrawal Plan discussed below, provided that such redemptions do not exceed, on an annual basis, 12% of the net asset value of the Investor B Shares in the account. In addition, the CDSC will be waived on Investor B Shares purchased before September 30, 1994 by current or retired employees of NationsBank and its affiliates or by current or former Trustees or Directors of Nations Funds or other management companies managed by NationsBank. Shareholders are responsible for providing evidence sufficient to establish that they are eligible for any waiver of the CDSC.

Reinstatement Privilege: Within 120 days after a redemption of Investor B Shares of a LifeGoal Portfolio, a shareholder may reinvest any portion of the proceeds of such redemption in Investor B Shares of the same LifeGoal Portfolio. The amount which may be so reinvested is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). A shareholder exercising this privilege would receive a pro rata credit for any CDSC paid in connection with the prior redemption. A shareholder may not exercise this privilege with the proceeds of a redemption of shares previously purchased through the reinvestment privilege. In order to exercise this privilege, a written order for the purchase of Investor B Shares, together with the proceeds, must be received by the Transfer Agent or by Stephens within 120 days after the redemption.

Automatic Withdrawal Plan: An Automatic Withdrawal Plan ("AWP") may be established by a new or existing shareholder of the LifeGoal Portfolios if the value of the Investor B Shares in his/ her accounts within the Nations Fund Family (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Investor B Shares redeemed under the AWP will not be subject to a CDSC, provided that the shares so redeemed do not exceed, on an annual basis 12% of the net value of the Investor B Shares in the account. Otherwise, any applicable CDSC will be imposed on shares redeemed under the AWP. Shareholders who elect to establish an AWP may receive a monthly, quarterly or annual check or automatic transfer to a checking or savings account in a stated amount of not less than $25 on or about the 10th or 25th day of the applicable month of withdrawal. Investor B Shares will be redeemed (net of any applicable CDSC) as necessary to meet withdrawal payments. Withdrawals will reduce principal and may eventually deplete the shareholder's account. If a shareholder desires to establish an AWP after opening an account, a signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his/her Agent or by the Company at any time.


How To Redeem Shares

For shareholders who open and maintain an account directly with a LifeGoal Portfolio, redemption orders should be communicated to such LifeGoal Portfolio by calling Nations Funds at 1-800-321-7854 or in writing. (Shareholders must have established telephone features on their account in order to effect telephone transactions.)


Redemption orders for Investor A or Investor B Shares of the LifeGoal Portfolios which are received by Stephens, the Transfer Agent or their respective agents before the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on any Business Day are priced according to the net asset value next determined after acceptance of the order, less any applicable CDSC. In the event that the Exchange closes early, redemption orders received prior to closing will be priced as of the time the Exchange closes and redemption orders received after the Exchange closes will be deemed received on the next Business Day and priced according to the net asset value determined on the next Business Day.

Redemption proceeds are normally sent by mail or wired within three Business Days after receipt of the order by the LifeGoal Portfolio. For shareholders who purchased their shares through an Agent, redemption orders should be transmitted by telephone or in writing through the same Agent. Redemption proceeds are normally remitted in federal funds wired to the redeeming Agent or investor within three Business Days after receipt of the order by Stephens, by the Transfer Agent or their respective agents.


Redemption orders are effected at the net asset value per share next determined after receipt of the order by the LifeGoal Portfolio, Stephens, the Transfer Agent, or their respective agents as the case may be, less any applicable CDSC. The Agents are responsible for transmitting redemption orders to Stephens, the Transfer Agent or their respective agents and for crediting their Customer's account with the redemption proceeds on a timely basis. Redemption proceeds for shares purchased by check may not be remitted until at least 15 days after the date of purchase to ensure that the check has cleared; a certified check, however, is deemed to be cleared immediately. No charge for wiring redemption payments is imposed by the Company.

The Company may redeem a shareholder's Investor A or Investor B Shares upon 60 days' written notice if the balance in the shareholder's account drops below $500 as a result of redemptions. Share balances also may be redeemed at the direction of an Agent pursuant to arrangements between the Agent and its Customers. The Company also may redeem shares of the LifeGoal Portfolios involuntarily or make payment for redemption in readily marketable securities or other property under certain circumstances in accordance with the 1940 Act.

Prior to effecting a redemption of Investor A or Investor B Shares represented by certificates, the Transfer Agent must have received such certificates at its principal office. All such certificates must be endorsed by the redeeming shareholder or accompanied by a signed stock power, in each instance with the signature guaranteed by a commercial bank or a member of a major stock exchange, unless other arrangements satisfactory to the Company have previously been made. The Company may require any additional information reasonably necessary to evidence that a redemption has been duly authorized.


How To Exchange Shares

Investor A Shares: The exchange feature enables a shareholder of Investor A Shares of a LifeGoal Portfolio to acquire Investor A Shares of another fund in the Nations Funds Family (which includes both LifeGoal Portfolios and Nations Funds) (other than an index fund) when that shareholder believes that a shift between funds is an appropriate investment decision. A qualifying exchange of Investor A Shares of a LifeGoal Portfolio for Investor A Shares of another Nations Fund is made on the basis of the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor A Shares that meets the requirements discussed in this section. If Investor A Shares of a LifeGoal Portfolio are exchanged for shares of the same class of another fund (other than an index fund), any CDSC applicable to the shares exchanged will be applied upon the redemption of the acquired shares. The holding period of such Investor A Shares (for purposes of determining whether a CDSC is applicable upon redemption) will be computed from the time of the initial purchase of the Investor A Shares of the LifeGoal Portfolio.

Shareholders who have paid a front-end sales charge on purchases of Investor A Shares of one of Nations Fund's non-money market funds (including Investor A Shares acquired through the reinvestment of dividends and distributions on such shares) may exchange those Investor A Shares at net asset value without any sales charge for Investor A Shares available under the exchange privilege described herein, provided that the maximum sales charge applicable to the acquired Investor A Shares is equal to or less than the "maximum sales charge applicable" to the Investor A Shares being exchanged. For purposes of determining the "maximum sales charge applicable" to the Investor A Shares being exchanged, a shareholder may include any sales charge paid on shares of the same class offered by one of Nations Fund's other funds that were previously exchanged to acquire the subject Investor A Shares then being exchanged, provided that notification of such prior exchange is made to the Transfer Agent, Stephens or their respective agents.


If Investor A Shares are exchanged for shares of the same class of another fund (other than an index fund), any redemption fee applicable to the original shares purchased will be assessed upon the redemption of the acquired shares. The holding period of such shares (for purposes of determining whether a redemption fee is applicable) will be computed from the time of the initial purchase of the Investor A Shares of a Fund, except that the holding period will not accrue while the shares owned are Investor A shares of a Nations Funds money market fund. If a redemption fee ultimately is charged, it will be retained by the initial Fund purchased.

Automatic Exchange Feature: Under the LifeGoal Portfolios' Automatic Exchange Feature ("AEF") a shareholder of Investor A Shares may automatically exchange at least $25 on a monthly or quarterly basis. A shareholder may direct proceeds to be exchanged from one fund of Nations Fund to another as allowed by the applicable exchange rules within the prospectus. Exchanges will occur on or about the 15th or the last day of the applicable month. The shareholder must have an existing position in both funds in order to establish the AEF. This feature may be established by directing a request to the Transfer Agent by telephone or in writing. For additional information, a shareholder should contact his/her Selling Agent or Nations Funds.

Investor B Shares: The exchange feature enables a shareholder to exchange funds as specified below when the shareholder believes that a shift between funds is an appropriate investment decision. The exchange feature enables a shareholder of Investor B Shares of a fund offered by Nations Funds to acquire shares of the same class that are offered by another fund of Nations Funds (with the exception of Nations Short-Term Income Fund and Nations Short-Term Municipal Income Fund which are not available in this share class) or Investor C Shares of a Nations Funds money market fund. A qualifying exchange is based on the next calculated net asset value per share of each fund after the exchange order is received.


No CDSC will be imposed in connection with an exchange of Investor B Shares that meets the requirements discussed in this section. If a shareholder acquires Investor B Shares of another fund through an exchange, any CDSC schedule applicable (CDSCs may apply to shares purchased prior to January 1, 1996 or after July 31, 1997) to the original shares purchased will be applied to any redemption of the acquired shares. If a shareholder exchanges Investor B Shares of a fund for Investor C Shares of a money market fund, the acquired shares will remain subject to the CDSC schedule applicable to the Investor B Shares exchanged. The holding period (for purposes of determining the applicable rate of the CDSC) does not accrue while the shares owned are Investor C Shares of a Nations Funds money market fund. As a result, the CDSC that is ultimately charged upon a redemption is based upon the total holding period of Investor B Shares of a fund that charges a CDSC.

General: For shareholders who maintain an account directly with a LifeGoal Portfolio, exchange requests should be communicated to the LifeGoal Portfolio by calling Nations Funds at 1-800-321-7854 or in writing. For shareholders who purchased their shares through an Agent, exchange requests should be communicated to the Agent, who is responsible for transmitting the request to Stephens or to the Transfer Agent.


The Funds and each of the other funds of Nations Funds may limit the number of times this exchange feature may be exercised by a shareholder within a specified period of time. Also the exchange feature may be terminated or revised at any time by Nations Funds upon such notice as may be required by applicable regulatory agencies (presently 60 days for termination or material revision), provided that the exchange feature may be terminated or materially revised without notice under certain unusual circumstances.


The current prospectus for each Fund describes its investment objective and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for Federal income tax purposes the same as a redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within 90 days after the shares are purchased.


Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange.

The Investor A Shares and Investor B Shares exchanged must have a current value of at least $1,000. Nations Funds and Stephens reserve the right to reject any exchange request. Only shares that may legally be sold in the state of the investor's residence may be acquired in an exchange. Only shares of a class that is accepting investments generally may be acquired in an exchange. An investor may telephone an exchange request by calling the investor's Selling Agent which is responsible for transmitting such request to Stephens or to the Transfer Agent.

During periods of significant economic or market change, telephone exchanges may be difficult to complete. In such event, shares may be exchanged by mailing the request directly to the Selling Agent through which the original shares were purchased. An investor should consult his/her Selling Agent or Stephens for further information regarding exchanges.


Shareholder Servicing And Distribution Plans

Investor A Shares:
The LifeGoal Portfolios' Shareholder Servicing and Distribution Plan (the "Investor A Plan"), adopted pursuant to Rule 12b-1 under the 1940 Act, permits the LifeGoal Portfolios to compensate (i) Servicing Agents and Selling Agents for services provided to their Customers that own Investor A Shares and (ii) Stephens for distribution-related expenses incurred in connection with Investor A Shares. Aggregate payments under the Investor A Plan are calculated daily and paid monthly at a rate or rates set from time to time by the LifeGoal Portfolios, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor A Shares of the LifeGoal Portfolios.

The fees payable to Servicing Agents under the Investor A Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor A Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the LifeGoal Portfolios on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor A Shares; (v) arranging for bank wires; and (vi) providing general shareholder liaison services. The fees payable to Selling Agents are used primarily to compensate or reimburse Selling Agents for providing sales support assistance in connection with the sale of Investor A Shares to Customers, which may include forwarding sales literature and advertising provided by the Company to Customers.

The fees under the Investor A Plan also may be used to reimburse Stephens for distribution-related expenses actually incurred by Stephens, including, but not limited to, expenses of organizing and conducting sales seminars, printing prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising and sales literature and the costs of administering the Investor A Plan.

The Company and Stephens may suspend or reduce payments under the Investor A Plan at any time, and payments are subject to the continuation of the Investor A Plan described above and the terms of the Servicing Agreements and Sales Support Agreements. See the SAI for more details on the Investor A Plan.

Investor B Shares:

Shareholder Servicing Plan: The LifeGoal Portfolios' servicing plan ("Servicing Plan") permits the LifeGoal Portfolios to compensate Servicing

Agents for services provided to their Customers that own Investor B Shares. Payments under the LifeGoal Portfolios' Servicing Plan are calculated daily and paid monthly at a rate or rates set from time to time by the Directors, provided that the annual rate may not exceed .25% of the average daily net asset value of the Investor B Shares.

The fees payable under the Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for Investor B Shares from Customers and transmitting net purchase and redemption orders to Stephens or the Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in Investor B Shares pursuant to specific or preauthorized instructions; (iii) processing dividend and distribution payments from the LifeGoal Portfolios on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Investor B Shares; (v) arranging for bank wires; and
(vi) providing general shareholder liaison services.

The Company may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the LifeGoal Portfolios' Servicing Plan described above and the terms of the Servicing Agreements. See the SAI for more details on the Servicing Plan.

Distribution Plan: Pursuant to Rule 12b-1 under the 1940 Act, the Directors of the Company have approved a Distribution Plan with respect to Investor B Shares of the LifeGoal Portfolios. Pursuant to the Distribution Plan, the LifeGoal Portfolios may compensate or reimburse Stephens for any activities or expenses primarily intended to result in the sale of the LifeGoal Portfolios' Investor B Shares. Payments under the LifeGoal Portfolios' Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of the LifeGoal Portfolios' Investor B Shares.

The fees payable under the Distribution Plan are used primarily to compensate or reimburse Stephens for distribution services provided by it, and related expenses incurred, including payments by Stephens to compensate or reimburse Selling Agents for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Distribution Plan may be made with respect to the following expenses: the cost of preparing, printing and distributing prospectuses, sales literature and advertising materials, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of Stephens or the Selling Agents; overhead and other office expenses; opportunity costs relating to the foregoing; and any other costs and expenses relating to distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating Stephens' or the Selling Agents' offices in connection with the sale of LifeGoal Portfolios' shares, including rent, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communications costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and
(iii) other expenses relating to distribution and sales support activities.

The Company and Stephens may suspend or reduce payments under the Distribution Plan at any time, and payments are subject to the continuation of the LifeGoal Portfolios' Distribution Plan described above and the terms of the Sales Support Agreement between Selling Agents and Stephens. See the SAI for more details on the Distribution Plan.

General: The Company understands that Agents may charge fees to their Customers who are the owners of Investor A or Investor B Shares for various services provided in connection with a Customer's account. These fees would be in addition to any amounts received by a Selling Agent under its Sales Support Agreement with Stephens or by a Servicing Agent under its Servicing Agreement with the Company. The Sales Support Agreements and Servicing Agreements require Agents to disclose to their Customers any compensation payable to the Agent by Stephens or the Company and any other compensation payable by the Customers for various services provided in connection with their accounts. Customers should read this Prospectus in light of the terms governing their accounts with their Agents.

The Adviser may also pay out of its own assets amounts to Stephens or other broker/dealers in connection with the provision of administrative and/or distribution related services to shareholders.

In addition, Stephens may, from time to time, at its expense or as an expense for which it may be reimbursed under the Distribution Plan, pay a bonus or other consideration or incentive to Agents who sell a minimum dollar amount of shares of the LifeGoal Portfolios during a specified period of time. Stephens may also, from time to time, pay additional consideration to Agents not to exceed 1.00% of the offering price per share on all sales of Investor A Shares and 4.00% of the offering price per share on all sales of Investor B Shares as an expense of Stephens or for which Stephens may be reimbursed under the Distribution Plan. Any such additional consideration or incentive program may be terminated at any time by Stephens.


Stephens has also established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the LifeGoal Portfolios may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise. This non-cash compensation program may be amended or terminated at any time by Stephens.


How The LifeGoal Portfolios Value
Their Shares

The net asset value of a share of each class is calculated by dividing the total value of its assets, less liabilities, by the number of shares in the class outstanding. Shares of the LifeGoal Portfolios are valued as of the close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) on each Business Day. In the event that the Exchange closes early, shares of the LifeGoal Portfolios will be priced as of the time the Exchange closes. Currently, the days on which the Exchange is closed (other than weekends) are:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas.


The Nations Funds determine their net asset value per share on a daily basis. The net asset value of the LifeGoal Portfolio shares will be determined by reference to the net asset value of the underlying Nations Fund.


How Dividends And Distributions Are Made; Tax Information

Dividends and Distributions

Each LifeGoal Portfolio declares and pays dividends from net investment income quarterly. Each LifeGoal Portfolio's net realized capital gains (including net short-term capital gains) are distributed at least annually. Distributions from capital gains are made after applying any available capital loss carryovers. Distributions paid by the LifeGoal Portfolios with respect to one class of shares may be greater or less than those paid with respect to another class of shares due to the different expenses of the different classes.

Investor A and Investor B Shares of LifeGoal Portfolios are eligible to receive dividends when declared, provided, however, that the purchase order for such shares is received at least one day prior to the dividend declaration and such shares continue to be eligible for dividends through and including the day before the redemption order is executed.

The net asset value of Investor A and Investor B Shares in LifeGoal Portfolios will be reduced by the amount of any dividend or distribution. Accordingly, dividends and distributions on newly purchased Investor A or Investor B Shares will represent, in substance, a return of capital. However, such dividends and distributions would nevertheless be taxable. Certain Agents may provide for the reinvestment of dividends in the form of additional Investor A or Investor B Shares of the same class in the same LifeGoal Portfolio. Dividends and distributions are paid in cash within five Business Days of the end of the quarter to which the payment relates. Dividends and distributions payable to a shareholder are paid in cash within five Business Days after a shareholder's complete redemption of his/her Investor A Shares.

Tax Information

Each of the LifeGoal Portfolios intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). In general, such qualification relieves a LifeGoal Portfolio of liability for federal income tax to the extent all of its annual earnings are distributed in accordance with the Code. Each LifeGoal Portfolio intends to distribute substantially all of its earnings each taxable year.

Any distributions by a LifeGoal Portfolio of its net investment income (including net foreign currency gains) and the excess, if any, of its net short-term capital gain over its net long-term capital loss generally will be taxable as ordinary income to shareholders whether such income is received in cash or reinvested in additional shares.

Corporate shareholders in the LifeGoal Portfolios may be entitled to the dividends-received deduction for distributions attributable to those underlying funds investing in the stock of domestic corporations to the extent of the total qualifying dividends received by the distributing fund.

Substantially all of the net realized long-term capital gains of the LifeGoal Portfolios, if any, will be distributed at least annually to the LifeGoal Portfolios' shareholders. The LifeGoal Portfolios will generally have no tax liability with respect to such gains, and the distributions generally will be taxable to shareholders as net capital gain, regardless of how long the shareholders have held such LifeGoal Portfolios' shares and whether such gains are received in cash or reinvested in additional shares. Noncorporate shareholders may be taxed on such distributions at preferential rates.

Each year, shareholders will be notified as to the amount and federal tax status of all dividends and capital gain distributions paid during the prior year. Such dividends and distributions may also be subject to state and local taxes.

Dividends and capital gain distributions declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a LifeGoal Portfolio on December 31 of such year in the event such dividends and distributions are actually paid during January of the following year.

Federal law requires the Company to withhold 31% from any distributions paid by the Company and/or redemptions (including exchanges and redemptions in-kind) to individual shareholders unless the shareholder properly furnishes a certified, correct Taxpayer Identification Number and certifies that withholding does not apply. Such withholding is also required if the Internal Revenue Service notifies the Company that the Taxpayer Identification Number provided by the shareholder is incorrect or that the shareholder is otherwise subject to such withholding. Amounts withheld are applied to the shareholder's federal tax liability, and a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of tax. Federal law also requires the LifeGoal Portfolios to withhold tax on dividends paid to certain foreign shareholders.

The foregoing discussion is based on tax laws and regulations that were in effect as of the date of this Prospectus and summarizes only some of the important tax considerations generally affecting the LifeGoal Portfolios and their shareholders. It is not intended as a substitute for careful tax planning. Accordingly, potential investors should consult their tax advisors with specific reference to their own tax situations and with respect to foreign, state and local taxes. Further tax information is contained in the SAI.

Financial Highlights

The following financial information has been derived from the audited financial statements of the LifeGoal Portfolios. PricewaterhouseCoopers LLP is the independent accountant to the LifeGoal Portfolios. The reports of PricewaterhouseCoopers LLP for the most recent fiscal period of the LifeGoal Portfolios accompany the financial statements for such period and are incorporated by reference in the SAI, which is available upon request. For more information see "Organization And History." Shareholders of the Portfolios will receive unaudited semi-annual reports describing the Portfolios' investment operations and annual financial statements audited by the LifeGoal Portfolios' independent accountant.


FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

LifeGoal Growth Portfolio



                                                                    YEAR          PERIOD
                                                                    ENDED          ENDED
Investor A Shares                                                 03/31/98       03/31/97*
Operating performance:
Net asset value, beginning of year                                $ 10.15         $ 10.06
Net investment income/(loss)                                         0.05 (a)        0.12
Net realized and unrealized gain on investments                      2.89            0.09
Net increase in net assets resulting from investment operations      2.94            0.21
Distributions:
Distributions from net investment income                           ( 0.01)         ( 0.12)
Distributions in excess of net investment income                   ( 0.37)            --
Distributions from net realized capital gains                      ( 0.21)            --
Total distributions                                                ( 0.59)         ( 0.12)
Net asset value, end of year                                      $ 12.50         $ 10.15
Total return++                                                      29.68%        $  2.05%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $1,526          $  681
Ratio of operating expenses to average net assets+++                 0.50%           0.50%+
Ratio of net investment income/(loss) to average net assets          0.40%           0.86%+
Portfolio turnover rate                                                69%             25%

* LifeGoal Growth Portfolio Investor A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT THE PERIOD

LifeGoal Growth Portfolio



                                                                   PERIOD
                                                                   ENDED
Investor B Shares                                                03/31/98*
Operating performance:
Net asset value, beginning of year                                $ 11.98
Net investment income/(loss)                                       ( 0.02)(a)
Net realized and unrealized gain on investments                      0.99
Net increase in net assets resulting from investment operations      0.97
Distributions:
Distributions from net investment income                           ( 0.01)
Distributions in excess of net investment income                   ( 0.24)
Distributions from net realized capital gains                      ( 0.21)
Total distributions                                                ( 0.46)
Net asset value, end of year                                      $ 12.49
Total return++                                                       8.55%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                 $5,829
Ratio of operating expenses to average net assets+++                 1.25%+
Ratio of net investment income/(loss) to average net assets        ( 0.35)%+
Portfolio turnover rate                                               69%

* LifeGoal Growth Portfolio Investor B Shares commenced investment operations on August 12, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average shares method, which more appropriately represents the per share for the period.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

LifeGoal Balanced Growth Portfolio



                                                                               YEAR         PERIOD
                                                                               ENDED         ENDED
Investor A Shares                                                            03/31/98      03/31/97*
Operating performance:
Net asset value, beginning of year                                           $  9.95       $ 10.05
Net investment income                                                           0.28 (a)      0.19
Net realized and unrealized loss/gain on investments                            1.79        ( 0.10)
Net increase/(decrease) in net assets resulting from investment operations      2.07          0.09
Distributions:
Distributions from net investment income                                      ( 0.27)       ( 0.19)
Distributions in excess of net investment income                              ( 0.31)           --
Distributions from net realized capital gains                                 ( 0.50)           --
Total distributions                                                           ( 1.08)       ( 0.19)
Net asset value, end of period                                               $ 10.94       $  9.95
Total return++                                                                 21.76%         0.86%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                                          $  489        $   94
Ratio of operating expenses to average net assets+++                            0.50%         0.50%+
Ratio of net investment income to average net assets                            2.62%         3.69%+
Portfolio turnover rate                                                           94%            1%

* LifeGoal Balanced Growth Portfolio Investor A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT THE PERIOD

LifeGoal Balanced Growth Portfolio



                                                                              PERIOD
                                                                               ENDED
Investor B Shares                                                            03/31/98*
Operating performance:
Net asset value, beginning of year                                           $ 10.88
Net investment income                                                           0.11 (a)
Net realized and unrealized gain/(loss) on investments                          0.87
Net increase/(decrease) in net assets resulting from investment operations      0.98
Distributions:
Distributions from net investment income                                      ( 0.20)
Distributions in excess of net investment income                              ( 0.24)
Distributions from net realized capital gains                                 ( 0.50)
Total distributions                                                           ( 0.94)
Net asset value, end of year                                                 $ 10.92
Total return++                                                                  9.70%
Ratios to average net assets/supplemental data:
Net assets, end of year (in 000's)                                            $4,917
Ratio of operating expenses to average net assets+++                            1.25%+
Ratio of net investment income to average net assets                            1.87%+
Portfolio turnover rate                                                           94%

* LifeGoal Balanced Growth Portfolio Investor B Shares commenced investment operations on August 13, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

FOR AN INVESTOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

LifeGoal Income and Growth Portfolio



                                                                    YEAR          PERIOD
                                                                    ENDED          ENDED
Investor A Shares                                                 03/31/98       03/31/97*
Operating performance:
Net asset value, beginning of year                                $  9.97        $ 10.03
Net investment income                                                0.41 (a)       0.31
Net realized and unrealized gain/loss on investments                 0.89         ( 0.06)
Net increase in net assets resulting from investment operations      1.30           0.25
Distributions:
Distributions from net investment income                           ( 0.38)        ( 0.31)
Distributions in excess of net investment income                   ( 0.11)           --
Distributions from net realized capital gains                      ( 0.07)           --
Total distributions                                                ( 0.56)        ( 0.31)
Net asset value, end of period                                    $ 10.71        $  9.97
Total return++                                                      13.38%          2.54%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $  126         $  131
Ratio of operating expenses to average net assets+++                 0.50%          0.50%+
Ratio of net investment income to average net assets                 3.92%          6.09%+
Portfolio turnover rate                                                64%             2%

* LifeGoal Income and Growth Portfolio Investor A Shares commenced investment operations on October 2, 1996. Shares were offered to the public on October 15, 1996.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.

FOR AN INVESTOR B SHARE OUTSTANDING THROUGHOUT THE PERIOD

LifeGoal Income and Growth Portfolio



                                                                    PERIOD
                                                                    ENDED
Investor B Shares                                                 03/31/98
Operating performance:
Net asset value, beginning of year                                $ 10.51
Net investment income                                                0.19 (a)
Net realized and unrealized gain/(loss) on investments               0.36
Net increase in net assets resulting from investment operations      0.55
Distributions:
Distributions from net investment income                           ( 0.22)
Distributions in excess of net investment income                   ( 0.07)
Distributions from net realized capital gains                      ( 0.07)
Total distributions                                                ( 0.36)
Net asset value, end of period                                    $ 10.70
Total return++                                                       5.33%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)                               $1,212
Ratio of operating expenses to average net assets+++                 1.25%+
Ratio of net investment income to average net assets                 3.17%+
Portfolio turnover rate                                                64%

* LifeGoal Income and Growth Portfolio Investor B Shares commenced investment operations on August 7, 1997.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect the deduction of any applicable sales charges.
+++ The Portfolio's expenses do not include the expenses of the underlying
    Funds.
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately represents the per share data for the period.


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